UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22894

INVESTMENT MANAGERS SERIES TRUST II

(Exact name of registrant as specified in charter)

235 W. Galena Street

Milwaukee, WI 53212

(Address of principal executive offices) (Zip code)

Diane J. Drake

Mutual Fund Administration, LLC

2220 E. Route 66, Suite 226

Glendora, CA 91740

(Name and address of agent for service)

(626) 385-5777

Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period: September 30, 2021

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

AXS All Terrain Opportunity Fund

(Institutional Class: TERIX)

AXS Merger Fund

(Investor Class: GAKAX)

(Class I: GAKIX)

AXS Alternative Value Fund

(Investor Class: COGLX)

(Class I: COGVX)

AXS Market Neutral Fund

(Investor Class: COGMX)

(Class I: COGIX)

ANNUAL REPORT

SEPTEMBER 30, 2021

AXS Funds

Each a series of Investment Managers Series Trust II

Table of Contents

Shareholder Letters	1
Fund Performance	11
Schedule of Investments	19
Statements of Assets and Liabilities	44
Statements of Operations	48
Statements of Changes in Net Assets	50
Statement of Cash Flows	54
Financial Highlights	56
Notes to Financial Statements	64
Report of Independent Registered Public Accounting Firm	83
Supplemental Information	85
Expense Examples	89

This report and the financial statements contained herein are provided for the general information of the shareholders of the AXS Funds. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.axsinvestments.com

AXS All Terrain Opportunity Fund Annual Report

Dear Fellow Shareholders,

Over the last year, as of September 30th 2021, the AXS All Terrain Opportunity Fund’s Institutional Class shares returned 3.68% while the HFRX Global Hedge Fund Index was up 8.87%. The AXS All Terrain Opportunity Fund underperformed its respective benchmark due to lower exposure to risk assets over the course of the year.

Another Year of Historic Market Conditions & Events

Since the pandemic began, equity markets have been very volatile but have since recovered all the losses from the collapse experienced in 2020. While equity markets have recovered, the coronavirus pandemic continues to have negative impacts causing major disruptions globally. The big Central Banks - the Federal Reserve (Fed), European Central Bank (ECB), Bank of England and Bank of Japan (BOJ) - amassed $25.8 trillion dollars in total assets, a new record high. The Fed Balance Sheet equates to a whopping 37.8% of the total U.S. Gross Domestic Product (GDP), up from 33.5% a year ago. The ECB is now up to 69.7% of GDP, up from 56% a year ago. Many are wondering how this fiat money printing experiment will end and what kind of repercussions it will have on future generations. Accordingly, we believe that a tactical "All Terrain" strategy makes sense for this uncertain global environment.

Equity Strategy

Our disciplined VERT process combines Valuations, Economic data, Risk indicators, and Trends, and drives our portfolio allocation. We evaluate global equity markets on an ongoing basis across the world in order to rotate the portfolio according to our unique process. When economic data and trends are deteriorating, the AXS All Terrain Opportunity Fund reduces exposure to equities to potentially preserve capital for investors. In the opposite scenario, when the data is improving and leading indicators are strong, the Fund will allocate more capital to equities and other “risk on” asset classes. Our forecast for equity returns (Valuations) on the U.S. indices remains very anemic with approximate 5% annualized returns for the foreseeable future. However, equity markets continue to make new highs on a sea of fiat currencies.

The Fund’s position in SPY (SPDR S&P 500 ETF) has performed well year to date. The S&P 500 returned 15% as of 9/30/2021, and continues to outperform most other global markets during this economic boom since 2009. We are strong believers in efficient markets when equity markets are trending higher, which allows us to capture the rotations of the market as style shifts have been dramatic in 2021 thus far while not missing out on the constant evolving dynamics of the market.

The Fund also had a position in the Nasdaq 100 ETF (QQQ) that boosted fund performance over the last year. We continue to think that mega-cap technology companies will continue to perform as we move forward beyond the pandemic. Mega Cap technology companies have been the main driver of overall earnings growth for the major indexes over the last 5+ years. The pandemic accelerated the usage of online businesses while brick and mortar retail shops continue to struggle.

In September 2021 technology stocks were hit hard when the market rolled over. We had some positions in the technology sector during the month of September that were impacted by the correction. This caused the overall portfolio to have a larger than normal drawdown, giving back a good portion of the gains for the year. The Morgan Stanley Insight Fund (CPODX) and WCM Focused International Growth (WCMIX) have heavier weightings in growth stocks that suffered more than the overall market during the drawdown in September.

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Fixed Income Strategy

Valuations play a large role in the determining which securities are selected for the asset allocation breakdown of the AXS All Terrain Opportunity Fund. As mentioned in the equity section, we anticipate lower than normal equity returns on a forward-looking basis, which directly affects how the portfolio is positioned overall. For this reason, the tactical fixed income allocation in the AXS All Terrain Opportunity Fund has at times remained a significant portion of the Fund’s assets as well as cash. We monitor our bond fund managers by having conference calls to make sure the funds are adhering to the objectives we are looking to achieve. A fund will be sold immediately if we notice any signs of the managers deviating from our outlook. We will also exit the position accordingly if we see any signs of credit contagion spreading and/or the fixed income market breaking down.

One of our best overall performing positions for the Fund in 2021 was our exposure to CLMVX (Columbia Mortgage Opportunities Fund). The fund performed extremely well as interest rates moved higher. The portfolio was positioned for higher rates generating over 6% in the first quarter of 2021. We took profits in the position as interest rates have remained range bound since the first quarter.

Pimco Mortgage Opportunities (PMZIX) was a core position for the AXS All Terrain Opportunity Fund in 2021. Pimco Mortgage has done a great job managing duration and has significantly outperformed the Barclays Aggregate Index over the last year. However, we have pared back our position in the security as we believe interest rates may be forced higher as the Fed begins to tighten in 2022.

The Fund also owns Pimco Income (PIMIX), which has always been one of our core holdings throughout the Fund’s history. PIMIX does a nice job managing duration and looks for tactical opportunities in the bond market when they present themselves. PIMIX has outperformed the Barclays Aggregate over the last year due to its exposure in Non-agency MBS and high yield corporate credit.

The Fund also maintained roughly a 30% cash position at the end of 9/30/2021. We are looking for opportunities that fit our risk profile as we think most fixed income assets are overvalued at this point and are waiting for an overshoot in the overall financial markets.

Positioning and Outlook

Our current view of the global economy remains “cautiously optimistic,” as global tensions are increasingly becoming more unstable. The Federal Reserve looks to be moving towards a more restrictive policy stance as inflation is roaring out of control due to the pandemic related supply chain disruptions and higher oil and gas prices resulting from bad choices coming out of Washington. We believe the side effects of these policies will likely continue to drive investors towards risk assets as investors are being forced to go further out on the risk curve to attempt to generate performance. High quality government securities globally are already negative yielding when factoring in inflation and they continue to push further in to negative territory. The only way we think developed governments will continue to sustain growth is to continue to ramp fiscal deficits to fund economic growth. With global debt to GDP stretched to extreme limits, sovereign bonds, investment grade credit and junk bonds collectively are the most over-valued in history. In addition, many believe equities valuations are also stretched, banking on uncertain future growth.

The Federal Reserve and fiscal powers may appear for now to have come to the rescue of financial markets during the Covid-19 recession, but they have only upped the ante on the imbalances and risks they have allowed to build. In this context, we believe that low interest rates equate to anything but low risk. From a valuation standpoint, in our analysis, the risks presented by US financial asset bubbles today are perhaps the highest in history. Easy money creates financial asset bubbles, and bubbles eventually burst and lead to financial crises.

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We are also concerned that growing risks to financial markets could be future inflationary pressures. We are not ruling out stagflation either as global growth may be stagnant or slow to come back in certain areas during this recovery, with zombie companies risking financial aftershocks and industries being decimated by competing new technologies. In addition, significant currency debasement will continue at warp speed as governments try to spend their way out of this global pandemic and amass huge debt, which will not be serviceable if interest rates move higher for the wrong reasons in the future. The global economy is recalibrating from a single-minded focus on cost efficiency and short-term profitability to a system that puts equal weight on long-term resilience.

We have been extremely optimistic on the U.S. housing market long term and continue to believe this is one area that has the potential for tremendous growth for the U.S economy over the next decade. New homes sold are at the highest level in over a decade as people are bailing out of the densely populated cities. COVID has permanently changed the landscape of business and we think companies will continue to let their workforce work remotely as companies realize their workforce can be just as efficient and effective without spending money on leases and lost time commuting. This is our current view on some major drivers that should be very important factors when looking forward. Our proprietary models are projecting lower than expected equity returns in the near future due to overvalued equity markets in the U.S. While these levels are overvalued at the current time, we think there is no other alternative for investors as bond yields are at record lows across the globe. We continue to monitor the situation in global markets as valuations abroad are becoming more attractive on a relative basis to the United States. As market conditions change, the AXS All Terrain Opportunity Fund will adapt and change allocations when deemed necessary.

Sincerely,

Al Procaccino	Korey Bauer

The views in this letter were as of 9/30/2021 and may not necessarily reflect the same views on the date this letter was first published or any time thereafter. These views are intended to help a shareholder in understanding the fund’s investment methodology and do not constitute investment advice.

Investment Considerations: The investment objective is to seek capital appreciation with positive returns in all market conditions. There can be no assurance that the Fund will achieve its objective or that any strategy (risk management or otherwise) will be successful. Stock and bond values fluctuate in price so the value of your investment can go down depending on market conditions. International investing involves special risks including, but not limited to political risks, currency fluctuations, illiquidity and volatility. These risks may be heightened for investments in emerging markets. Derivatives entail risks relating to liquidity, leverage and credit that may reduce returns and increase volatility.

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September 30, 2021

Dear Fellow Shareholders:

The AXS Merger Fund (the “Fund”) returned 2.52% and 2.75% for the Investor Class and Class I, respectively, for fiscal year ended September 30, 2021.

Portfolio Review

In 2021, the Fund invested in approximately 109 different merger situations and was heavily concentrated in North America. Strategic deals dominated the portfolio, making up between 85% and 90% of the Fund’s holdings, on average.

Robust deal activity continued with $1.52 trillion in deal announcements in the quarter ending September 30th, the highest third quarter total on record. With volumes up 98% from last year, the $4.3 trillion in activity through the first three quarters has already broken the annual record of $4.1 trillion set in 2007. Mega deals slowed in the quarter as advisors and bankers digested the new regulatory regime in Washington and recalculated deal odds on large transactions. Deals in the $2 billion to $10 billion range doubled year-over-year as deals of this size tend to garner less scrutiny. U.S. deal activity was up 32% to $581 billion in the third quarter and hit $1.95 trillion for the year, making up almost half of all global activity. The largest strategic transactions announced in the U.S. during the year were AstraZeneca Plc’s $38.6 billion deal for Alexion Pharmaceuticals Inc., S&P Global Inc.’s $38.3 billion deal for IHS Markit Ltd., Advanced Micro Devices $33.7 billion transaction for Xilinx Inc and salesforce.com Inc.’s $26.5 billion deal for Slack Technologies. Activity in Europe doubled in the third quarter with $4.5 billion in announced transactions. The largest deal announced was Vonovia SE’s takeover of German property owner Deutsche Wohen SE for $15.8 billion. Parker-Hannifin Corp. will buy Meggitt Plc for $8.7 billion and NortonLifeLock Inc. will purchase Avast Plc for $8.6 billion. Private Equity continued its frenetic pace with $818.4 billion in transactions announced over the first nine months, up 133% over the same period last year. The largest U.S. leverage buyouts for the year belonged to Thoma Bravo LLC which purchased Proofpoint Inc. for $10.2 billion and RealPage Inc. for $9.1 billion. With the move up in the market from last year, private equity buyers have pivoted away from opportunistic buys during the depths of COVID to thematic investments that enhance companies already in their portfolios.

Performance

As is typical for our strategy, there were many deals that contributed positively to the Fund’s performance. The biggest gain for the year came from our position in the deal between LVMH Moet Hennessey Louis Vuitton SE (LVMH) and Tiffany & Co. (TIF). The $17.4 billion deal was announced in November 2019 and was moving smoothly through the process heading into 2020. As COVID fears entered the market and TIF shut down its stores, there were concerns that this deal would become another casualty of the virus. As we moved from spring into summer, speculation began that LVMH was unhappy with the pre-COVID premium it agreed to pay for TIF and was looking for ways to renegotiate the price.  TIF continued to operate within the confines of the merger agreement, leaving LVMH little room for negotiation.   In September the LVMH board unexpectedly said that it received a letter of “request” from the French European and Foreign Affairs Minister “which, in reaction to the threat of taxes on French products by the US, directed the Group to defer the acquisition of Tiffany until after January 6th, 2021,” a request that TIF pointed out had not been made of any other French company.  This delay would push the close past the termination date of November 24th, allowing LVMH the ability to walk away from the deal.  In response, TIF immediately filed a lawsuit in Delaware court accusing LVMH of slow-walking the regulatory approval process. The merger agreement stated that LVMH must use “reasonable best efforts to take all actions to consummate the transactions including preparing and filing as promptly as practicable with any Governmental Entity.” LVMH “miraculously” finished the filings within days of TIF’s filing of the lawsuit. We believed that LVMH acted in bad faith and its Chairman and CEO Bernard Arnault was using this novel approach and his tremendous influence within the French government to gain leverage to extract a price concession from TIF. Reports began to surface that the French government was not happy with this development, and that Arnault first approached the French Finance Minister to ask for help in getting out of the transaction but was denied.  Interestingly, LVMH’s counter suit focused more on the deterioration and handling of TIF’s business during the pandemic and less on the French letter, their original reason for trying to get out of the merger. TIF did a great job of neutralizing these types of claims by renegotiating debt covenants, maintaining liquidity ratios, and operating the business in due course. With the pressure of the deal close approaching, LVMH needed a way to bring TIF to the negotiating table.  We believed the Delaware Chancery Court would be sympathetic to TIF as LVMH did not present a valid reason for terminating the contract, in our opinion. The companies came to an agreement a month and a half before they were set to meet in court. TIF accepted a reduced price of $131.50, down from the original $135 that was agreed upon in November 2019, avoiding costly and unpredictable litigation. The 2.6% revision was reduced by half when factoring in the dividends that TIF paid during the time the two sides were bickering. We had always been of the conviction that TIF was a prized asset that LVMH wanted to own and that LVMH’s hesitation was solely on the premium they were paying considering COVID-19 and the changing retail environment. We believed the involvement of the French government and the slow walking of the regulatory process were all used as a means to get TIF to the bargaining table. Much to TIF’s credit, they held strong to the end of the process and were able to close the deal with minimal damage to the ultimate price they received.

P.O. Box 1627 | New York, NY 10150 | 212 350-0200 | www.kellnercap.com

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Another positive contributor was when Simon Property Group (SPG) and Taubman Centers Inc. (TCO) renegotiated their $2.6 billion merger. In June of 2020, SPG claimed it was exercising its contractual rights to terminate its agreement with TCO alleging that TCO’s business suffered a Material Adverse Change (MAC) that was disproportionate to its peers.  SPG also claimed that TCO breached its obligations under the agreement in failing to take steps to mitigate the impact of the pandemic by not making essential cuts in operating expenses and capital expenditures.   By way of background, the TCO/SPG contract was considered one of the tightest merger agreements in any of the deals affected by the pandemic.  It specifically prohibited using pandemic-related issues as a means of terminating the deal unless the effect was disproportionate to its peers (their first claim).  In addition, this deal was structured amid the beginnings of the pandemic (February 10th, 2020) after SPG had already closed some of its own malls in China.  In fact, SPG was able to lower the price (from $57 down to $52.50) during negotiations as it realized that businesses were going to have to be shut down.  We believed that SPG’s claim of a MAC that was disproportionate to its peers was highly subjective and would require them to assemble a competitor profile that had weathered the crisis better than TCO, which we believed would be difficult. Its second claim was dubious in that TCO was in a no-win situation; if they had cut capital expenditures and operating expenses, SPG could claim that doing so was outside the ordinary course of its business. With a week left to go before the trial start date, the companies came to an agreement at $43 per share, down roughly 18% from the $52.50 that they agreed to back in February. While we thought the strength of TCO’s contract could prevail in court or lead to a settlement in the mid-high $40 range, the outcome was satisfactory for both parties by avoiding the uncertainty of going to court. The settlement allowed us to recover a lot of the loss we saw in early 2020.

Another positive contributor was the closing of the $39 billion cash and stock deal between Alexion Pharmaceuticals Inc. and AstraZenaca Plc. In mid-April, the Federal Trade Commission (FTC) notified the companies that the deal had cleared without the need for a second request. The market was surprised that the FTC was not going to take an in-depth look at the deal given the incoming administration had made it clear that large pharmaceutical mergers were a big antitrust priority. The spread collapsed as the most difficult approval was obtained, leaving only the European Commission (EC) and UK regulators to approve the deal, which they did, and the deal closed in late July.

The Fund suffered a loss when government decided to bring a lawsuit against Aon Plc’s (AON) $30 billion stock deal with Willis Towers Watson Plc (WLTW). The Department of Justice (DOJ) filed a 35-page complaint laying out the five markets they believed would lessen competition because of the merger. The parties came to an agreement on divestitures in three of the markets. In the remaining two markets, Property, Casualty & Financial Risk broking for large customers in the U.S. and Health Benefits broking for large customers in the U.S., divestitures were offered, but not enough to appease the DOJ. AON confirmed they were not given a “last rites” meeting with the DOJ that is typical in these types of situations, where the companies are able to make their best divestiture offer. In its complaint, the DOJ mentioned AON’s offer would not be sufficient, indicating that the issues may be solvable with the proper divestitures. A trial date had been set for December. Despite the companies offering additional divestitures to the government after it filed its lawsuit in June, AON concluded that the new administration may have been looking to make a statement by taking this case to court. With the merger agreement set to expire in September and insurance brokerage stocks rallying, AON was in a position where WLTW would likely be looking for additional compensation to extend the agreement past its termination date. AON also faced the prospect of having to make additional divestitures, which we assume was too much for them. We believed, along with the market, that this lawsuit would be settled with the government prior to the trial. The unwind of the trade pushed the stocks to an unprecedented spread level on a relative value basis. This discrepancy was underscored as two large activist funds, Starboard Value LP and Elliott Management Corp., have since taken stakes in WLTW.

P.O. Box 1627 | New York, NY 10150 | 212 350-0200 | www.kellnercap.com

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Outlook

2021 was a transition year for the strategy as several of the legacy transactions from the pandemic were renegotiated and completed. We were also tasked with adjusting to the incoming administration. As with all new administrations, this one is taking its time with appointments at several of the agencies that are pertinent to our strategy. This, along with the fact that they have made enhanced regulatory enforcement a priority, has lengthened the timeline for deals to close. We, of course, will factor this into our analysis to make sure we are being compensated for these delays. The M&A cycle has been robust since the doldrums of the pandemic. The uncertainty around regulatory approvals and possible changes in corporate tax policy don’t seem to be slowing down activity. Investment bankers continue to talk of endless conversations with clients about potential deals. All the ingredients for continued activity remain. Since the pandemic, companies have been hoarding cash and raising emergency funds and now sit with close to $4 trillion in cash. This does not include all the dry powder private equity has, and continues to raise at a record pace, that could further fuel activity. Pressure from investors for companies to grow their businesses continues with M&A being an efficient way to accomplish this. With interest rates still at historic lows and strong investor demand for debt, the rebound in the economy should continue driving deal volumes for the next few years. Since merger arbitrage is a strategy that benefits in a rising rate environment, we look forward to the Federal Reserve beginning to tighten the monetary supply. That being said, the current spread environment continues to be favorable, especially in this low interest rate environment. This leaves us excited about the prospects for the Fund as we head into the new year.

We are grateful for your continued trust and support.

Sincerely,

The Investment Team at Kellner Management, LP

The views in this letter were as of September 30, 2021 and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the fund’s investment methodology and do not constitute investment advice.

P.O. Box 1627 | New York, NY 10150 | 212 350-0200 | www.kellnercap.com

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Dear Shareholder,

This Annual Report covers the AXS Alternative Value Fund (“the Value Fund”), and the AXS Market Neutral Fund (“the Market Neutral Fund”) for the fiscal year ending September 30, 2021. We appreciate this opportunity to offer insight into the funds’ investment strategies and to offer commentary on performance and evolving global market conditions.

Market Commentary

The trailing twelve months ended September 30, 2021 was a strong period of return in the equity market, as the rally from the pandemic-inspired March lows continued in earnest. Value stocks that had underperformed the growth stocks in the previous twelve month period had a robust recovery from a lower market low. This explains the outperformance of the Russell 1000 Value Index over the S&P 500.

The Value Fund

While value stocks outperformed growth stocks over the past twelve months, the wide valuation dispersion between growth and value stocks discussed in the June 30, 2020 shareholder letter remains prominent. The overall valuation of the market appears elevated, but perhaps justifiable, especially considering the very low rates on U.S. Treasuries. However, valuations for growth stocks are very high. As of September 30, 2021, the quoted price to earnings ratio for the iShares Russell 1000 Growth ETF, an index fund that designed to replicate the performance of the Russell 1000 Growth Index, was 44.92x and the price to book ratio was 14.16x, both high relative to historical norms. The price to earnings ratio for the iShares Russell 1000 Value ETF, an index fund Russell 1000 Value Index was 24.39x and the price to book ratio was 2.63x. The spread between the ratios at 20.53x has been wider in the past, but it is higher than the approximate 10.0x average spread over the past 20 years.

The macroeconomic view upon which our value strategies are based is what we consider to be a straightforward model of market behavior over time. This model is based on the belief that corporate profits, market multiples, and interest rates drive stock price returns over very long periods of time. However, this is not to say that a market correction or crash will occur in the near future. Should an adverse market event occur, we believe the Value and Market Neutral Funds are well positioned to mitigate volatility relative to their respective benchmarks.

Performance Commentary

The Value Fund invests in high quality companies that trade at attractive valuations relative to the broader market. We utilize our proprietary ROTA/ROME® investment selection and portfolio construction methodology to execute this strategy. ROTA/ROME® focuses on a company’s Return on Total Assets (“ROTA”) and Return on Market Value of Equity (“ROME”) in order to identify companies whose per share intrinsic value has diverged significantly from the current market price of its stock. We believe that companies that exhibit sustainable long-term high ROTA are higher quality companies that most likely have a competitive advantage within the marketplace. ROME is a measure of profit yield, and like a yield on a bond, the higher the ROME, the more likely that shares in the company can be purchased at a better valuation compared to a company with a lower ROME.

3965 West 83rd Street • #348 • Prairie Village, KS 66208

913.214.5001

www.cognios.com

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	Return 1-Yr	Annualized Rate of Return (AROR) Since Inception (10/3/2016 to 9/30/2021)
AXS Alternative Value Fund - CL I	25.47%	12.93%
AXS Alternative Value Fund - Investor Class	25.08%	12.76%
S&P 500 Index	30.00%	17.00%

During the fiscal year ended September 30, 2021, the total return for the Institutional Class Shares (COGVX) was 25.47% and the total return for the Investor Class Shares (COGLX) was 25.08%, lagging the Russell 1000 Value Index. Over the course of the last fiscal year, the Value Fund maintained investment positions in one hundred fifty-one positions. Of those investment positions, one hundred five were profitable resulting in a .695 batting average. The tables below display the top five positions that contributed to gross profit:

Top 5 Investment Positions by Contribution to Gross Profit
Ticker	Company	Contribution to Gross Profit
L	L Brands, Inc. (Pre-transaction with BBWI)	4.3%
ORCL	Oracle Corp.	4.1%
AJG	Arthur J. Gallagher & Co.	4.0%
MSI	Motorola Solutions, Inc.	3.9%
CPRI	Capri Holdings Limited	3.6%
Total		19.9%

AXS Market Neutral Fund

The AXS Market Neutral Large Cap Fund employs a Beta -adjusted market neutral investment strategy that seeks to provide investors with returns that are non-correlated to, or independent of, the returns of the global equity and fixed income markets. By attempting to hedge out all of the market Beta, the Fund’s returns over time should be essentially “pure Alpha” (i.e., Alpha is the excess return of a portfolio after considering its Beta exposure.) Additionally, by hedging out the general market movements in this Beta-adjusted market neutral fashion, we believe that the total returns of the Fund will be independent of those broad “systemic” risk factors and macro events that move the entire stock market either positively or negatively over time.

Performance Commentary

The Market Neutral Fund invests long in high quality companies that trade at attractive valuations relative to the broader market. We utilize our proprietary ROTA/ROME® investment selection and portfolio construction methodology, very similar to the Value Fund. Conversely, The Market Neutral Fund sells short shares in companies that demonstrate poor qualities based on our proprietary ROTA/ROME® investment selection and portfolio construction methodology.

	Return 1-Yr	Annualized Rate of Return (AROR) Since Inception (12/31/2012 to 9/30/2021)
AXS Market Neutral Fund - CL I	-2.78%	2.53%
AXS Market Neutral Fund - Investor Class	-2.93%	2.30%
S&P 500 Index	30.00%	17.00%

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For the twelve months ended September 30, 2021, the total return for the Institutional Class Shares (COGIX) was -2.78% and the total return for the Investor Class Shares (COGMX) was -2.93%, underperforming the Morningstar Equity Market Neutral Category return 3.91% (COGIX). Over the course of the last fiscal year, the Market Neutral Fund held two hundred twenty-four long positions, of which one hundred eighteen were profitable resulting in a .527 batting average. The table below displays the top five positions that contributed to gross profit for the long positions:

Top 5 Long Positions by Contribution to Long Gross Profit of the Market Neutral Fund
Ticker	Company	Contribution to Gross Loss*
RMD	ResMed, Inc.	32.7%
LLY	Eli Lilly and Company	29.1%
CVS	CVS Health Corporation	26.0%
OMC	Omnicom Group Inc.	24.5%
ABBV	AbbVie Inc.	24.4%
Total		136.7%

*	The positive Contribution to Gross Loss percentages represent a negative return to the Fund.

Over the course of the last fiscal year, the Market Neutral Fund held two hundred one short positions, of which fifty-one were profitable resulting in a .254 batting average. The table below displays the top five positions that contributed to gross profit for the short positions:

Top 5 Short Positions by Contribution to Short Gross Profit of the Market Neutral Fund
Ticker	Company	Contribution to Gross Loss**
LVS	Las Vegas Sands Corp.	-4.9%
INCY	Incyte Corp.	-4.3%
ENPH	Enphase Energy, Inc.	-4.3%
APD	Air Products and Chemicals, Inc.	-3.9%
NEM	Newmont Corporation	-3.7%
Total		-21.1%

*	The negative Contribution to Gross Loss percentages represent a positive return to the Fund.

We look forward to future opportunities to connect with our shareholders. We strive to continuously add value to your investment experience by providing access to fund information, portfolio updates and straightforward commentary.

We thank you for investing with us and for the trust you have placed in us.

Sincerely,

Jonathan Angrist	Brian Machtley

Portfolio Managers

Cognios Capital

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 Disclosures

The information provided herein represents the opinion of the Funds’ manager, is subject to change at any time, is not guaranteed and should not be considered investment advice.

Performance data quoted represents past performance; past performance does not guarantee future results.

The Funds’ holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy and sell any security. Please refer to the Schedule of Investments in this report for a complete list of Fund holdings.

Mutual funds involve risk including possible loss of principal. There is no assurance that the Fund will achieve its investment objective.

The value of the Fund’s assets will fluctuate as the equity market fluctuates, although the beta-adjusted market neutral focus of the Fund should reduce the effect of general market fluctuations on the valuation of the Fund as a whole. Utilization of leverage, such as borrowings and shorting positions, involves certain risks to the Fund’s shareholders, including potential for higher volatility of the net asset value (“NAV”) of the Fund’s shares and the relatively greater effect of portfolio holdings on the NAV of the shares. The Fund may not always be able to close out a short position on favorable terms. Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which it sold the security short. Value investing is subject to the risk that the market will not recognize a security’s inherent value for a long time or at all, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments and changes in the regulatory environments of foreign countries.

You cannot invest directly in an index.

Index performance is not indicative of a fund’s performance.

Must be preceded or accompanied by a prospectus.

Distributed by IMST Distributors, LLC, which is not affiliated with AXS.

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AXS All Terrain Opportunity Fund

FUND PERFORMANCE at September 30, 2021 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Institutional Class shares, made at its inception, with a similar investment in the HFRX Global Hedge Fund Index. Results include the reinvestment of all dividends and capital gains.

HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. The index does not reflect expenses, fees, or sales charge, which would lower performance. The index is unmanaged and it is not available for investment.

Average Annual Total Returns as of September 30, 2021	1 Year	5 Years	Since Inception	Inception Date
Institutional Class[1]	3.68%	4.67%	3.56%	11/03/14
HFRX Global Hedge Fund Index	8.87%	3.75%	2.29%	11/03/14

[1]	Prior to September 16, 2016, the Institutional Class shares of the Fund were designated as Class A shares and subject to a distribution fee pursuant to Rule 12b-1 Plan and a 5.75% sales charge. Returns would have been lower had sales charge been reflected. The distribution fee is reflected in the Fund’s performance for periods prior to September 16, 2016.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (833) 297-2587.

Gross and net expense ratios for the Fund’s Institutional Class shares were 2.57% and 1.93%, respectively, which were the amounts stated in the current prospectus dated March 1, 2021. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s Advisor has contractually agreed to waive fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed 1.60% of the average daily net assets of Institutional Class shares of the Fund. This agreement is in effect until February 28, 2022 and may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would be lower.

11

AXS All Terrain Opportunity Fund

FUND PERFORMANCE at September 30, 2021 (Unaudited) - Continued

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 60 days of purchase will be charged a redemption fee of 1.00%.

12

AXS Merger Fund

FUND PERFORMANCE at September 30, 2021 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Class I shares, made at its inception, with a similar investment in the ICE BofA Merrill Lynch 3-Month Treasury Bill Index and HFRX ED: Merger Arbitrage Index. The performance graph above is shown for the Fund’s Class I shares. Investor Class shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The ICE BofA Merrill Lynch 3-Month Treasury Bill Index is an unmanaged index that measures returns of three-month Treasury Bills. The HFRX ED: Merger Arbitrage Index is an investment process primarily focused on opportunities in equity and equity related instruments of companies. The indexes do not reflect expenses, fees or sales charge, which would lower performance. The indexes are unmanaged and are not available for investment.

Average Annual Total Returns as of September 30, 2021	1 Year	5 Years	Since Inception	Inception Date
Class I	2.75%	1.99%	2.43%	06/29/12
Investor Class	2.52%	1.74%	2.12%	06/29/12
ICE BofA Merrill Lynch 3-Month Treasury Bill Index	0.07%	1.16%	0.68%	06/29/12
HFRX ED: Merger Arbitrage Index	8.24%	1.87%	2.91%	06/29/12

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (833) 297-2587.

The Fund acquired the assets and liabilities of the Kellner Merger Fund, a series of the Advisors Series Trust (the “Predecessor Fund”) on January 22, 2021. As a result of the reorganization, the Fund is the accounting successor of the Predecessor Fund. Performance results shown in the graph and the performance table above for the periods prior to January 22, 2021, reflect the performance of the Predecessor Fund.

Gross and net expense ratios for the Investor Class shares were 2.41% and 2.24%, respectively, and the Class I shares were 2.16% and 1.99%, respectively, which were stated in the current prospectus dated May 1, 2021. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed 1.75% and 1.50% of the average daily net assets of the Fund’s Investor Class and Class I shares, respectively. This agreement is in effect until January 22, 2023, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would be lower.

13

AXS Merger Fund

FUND PERFORMANCE at September 30, 2021 (Unaudited) – Continued

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund shares. Shares redeemed within 30 days of purchase will be charged 1.00% redemption fee.

14

AXS Alternative Value Fund

FUND PERFORMANCE at September 30, 2021 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Class I shares, made at its inception, with a similar investment in the S&P 500 Total Return Index. The performance graph above is shown for the Fund’s Class I shares. Investor Class shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The S&P 500 Total Return Index is a broad unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and is not available for investment.

Average Annual Total Returns as of September 30, 2021	1 Year	Since Inception	Inception Date
Class I	25.47%	12.93%	10/03/16
Investor Class	25.08%	12.76%	10/03/16
S&P 500 Total Return Index	30.00%	17.00%	10/03/16

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (833) 297-2587.

The Fund acquired the assets and liabilities of the AXS Alternative Value Fund (formerly, Cognios Large Cap Value Fund), a series of the M3Sixty Funds Trust (the “Predecessor Fund”) on March 5, 2021. As a result of the reorganization, the Fund is the accounting successor of the Predecessor Fund. Performance results shown in the graph and the performance table above for the periods prior to March 5, 2021, reflect the performance of the Predecessor Fund.

Gross and net expense ratios for the Investor Class shares were 2.65% and 2.02%, respectively, and the Class I shares were 2.40% and 1.77%, respectively, which were stated in the current prospectus dated November 1, 2021. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed 1.10% and 0.85% of the average daily net assets of the Fund’s Investor Class and Class I shares, respectively. This agreement is in effect until March 5, 2023, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would be lower.

15

AXS Alternative Value Fund

FUND PERFORMANCE at September 30, 2021 (Unaudited) – Continued

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund shares. Shares redeemed within 30 days of purchase will be charged 1.00% redemption fee.

16

AXS Market Neutral Fund

FUND PERFORMANCE at September 30, 2021 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Class I shares, made at its inception, with a similar investment in the S&P 500 Total Return Index. The performance graph above is shown for the Fund’s Class I shares. Investor Class shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The S&P 500 Total Return Index is a broad unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and is not available for investment.

Average Annual Total Returns as of September 30, 2021	1 Year	5 Years	Since Inception	Inception Date
Class I	-2.78%	0.57%	2.53%	12/31/12
Investor Class	-2.93%	0.34%	2.30%	12/31/12
S&P 500 Total Return Index	30.00%	16.90%	15.74%	12/31/12

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (833) 297-2587.

The Fund acquired the assets and liabilities of the AXS Market Neutral Fund (formerly, Cognios Market Neutral Large Cap Fund), a series of the M3Sixty Funds Trust (the “Predecessor Fund”) on March 5, 2021. As a result of the reorganization, the Fund is the accounting successor of the Predecessor Fund. Performance results shown in the graph and the performance table above for the periods prior to March 5, 2021, reflect the performance of the Predecessor Fund.

Gross and net expense ratios for the Investor Class shares were 4.69% and 4.35%, respectively, and the Class I shares were 4.44% and 4.10%, respectively, which were stated in the current prospectus dated November 1, 2021. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed 1.70% and 1.45% of the average daily net assets of the Fund’s Investor Class and Class I shares, respectively. This agreement is in effect until March 5, 2023, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would be lower.

17

AXS Market Neutral Fund

FUND PERFORMANCE at September 30, 2021 (Unaudited) – Continued

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund shares. Shares redeemed within 30 days of purchase will be charged 1.00% redemption fee.

18

AXS All Terrain Opportunity Fund
SCHEDULE OF INVESTMENTS
As of September 30, 2021

Number of Shares		Value
	COMMON STOCKS — 2.5%
	CONSUMER STAPLES — 1.0%
620	Costco Wholesale Corp.	$278,597
	REAL ESTATE — 1.1%
1,500	Mid-America Apartment Communities, Inc. - REIT	280,125
	TECHNOLOGY — 0.4%
200	MicroStrategy, Inc. - Class A*	115,680
	TOTAL COMMON STOCKS
	(Cost $710,324)	674,402
	EXCHANGE-TRADED FUNDS — 27.2%
	EQUITY FUNDS — 27.2%
3,000	Amplify Transformational Data Sharing ETF	133,920
20,000	ETFMG Alternative Harvest ETF	287,800
5,700	ETFMG Prime Cyber Security ETF	346,674
6,000	First Trust NASDAQ Cybersecurity ETF	292,320
3,200	Invesco QQQ Trust Series 1	1,145,472
3,600	Invesco S&P 500 Equal Weight ETF	539,352
18,000	iShares Core Dividend Growth ETF	904,320
4,500	iShares U.S. Medical Devices ETF	282,510
6,000	ProShares S&P 500 Dividend Aristocrats ETF	531,180
6,000	Real Estate Select Sector SPDR Fund	266,700
5,000	SPDR S&P 500 ETF Trust	2,145,700
3,500	Technology Select Sector SPDR Fund	522,620
		7,398,568
	TOTAL EXCHANGE-TRADED FUNDS
	(Cost $7,593,814)	7,398,568
	MUTUAL FUNDS — 31.7%
	EQUITY FUNDS — 9.6%
5,865	Morgan Stanley Insight Fund - Class I	560,235
75,261	WCM Focused International Growth Fund - Class Institutional	2,063,655
		2,623,890
	FIXED INCOME FUNDS — 22.1%
248,139	PIMCO Income Fund - Class Institutional	2,987,593
277,321	PIMCO Mortgage Opportunities and Bond Fund - Class Institutional	3,028,346
		6,015,939
	TOTAL MUTUAL FUNDS
	(Cost $8,636,665)	8,639,829
19

AXS All Terrain Opportunity Fund
SCHEDULE OF INVESTMENTS - Continued
As of September 30, 2021

Number of Contracts		Value
	PURCHASED OPTIONS CONTRACTS — 0.1%
	CALL OPTIONS — 0.1%
100	SPDR S&P 500 ETF Trust Exercise Price: $450, Notional Amount $4,500,000 Expiration Date: November 19, 2021	$23,400
	TOTAL CALL OPTIONS
	(Cost $42,404)	23,400
	TOTAL PURCHASED OPTIONS CONTRACTS
	(Cost $42,404)	23,400

Number of Shares
	SHORT-TERM INVESTMENTS — 29.1%
7,920,915	Fidelity Investments Money Market Funds - Treasury Portfolio - Class I, 0.010%[1]	7,920,915
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $7,920,915)	7,920,915

	TOTAL INVESTMENTS — 90.6%
	(Cost $24,904,122)	24,657,114

	Other Assets in Excess of Liabilities — 9.4%	2,554,471
	TOTAL NET ASSETS — 100.0%	$27,211,585

ETF –	Exchange-Traded Fund
REIT –	Real Estate Investment Trusts

*	Non-income producing security.
[1]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

20

AXS All Terrain Opportunity Fund
SUMMARY OF INVESTMENTS
As of September 30, 2021

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Real Estate	1.1%
Consumer Staples	1.0%
Technology	0.4%
Total Common Stocks	2.5%
Exchange-Traded Funds
Equity Funds	27.2%
Total Exchange-Traded Funds	27.2%
Mutual Funds
Fixed Income Funds	22.1%
Equity Funds	9.6%
Total Mutual Funds	31.7%
Purchased Options Contracts
Call Options	0.1%
Total Purchased Options Contracts	0.1%
Short-Term Investments	29.1%
Total Investments	90.6%
Other Assets in Excess of Liabilities	9.4%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

21

AXS Merger Fund

SCHEDULE OF INVESTMENTS

As of September 30, 2021

Number of Shares		Value
	COMMON STOCKS — 83.1%
	BANKS — 8.3%
10,500	Atlantic Capital Bancshares, Inc.*	$278,145
76,300	Cadence BanCorp.	1,675,548
85,700	CIT Group, Inc.	4,452,115
1	Prosperity Bancshares, Inc.	71
		6,405,879
	BUILDING MATERIALS — 0.1%
1,800	Forterra, Inc.*	42,408
	CHEMICALS — 0.5%
8,800	Kraton Corp.*	401,632
	COMMERCIAL SERVICES — 15.1%
99,800	IHS Markit Ltd.	11,638,676
	ELECTRONICS — 0.6%
1,900	Coherent, Inc.*	475,171
	ENTERTAINMENT — 0.4%
30,900	Cineplex, Inc.*	320,564
	ENVIRONMENTAL CONTROL — 0.6%
23,900	Covanta Holding Corp.	480,868
	FOREST PRODUCTS & PAPER — 4.1%
57,700	Domtar Corp.*	3,146,958
	HEALTHCARE-SERVICES — 6.1%
40,800	Magellan Health, Inc.*	3,857,640
17,500	PPD, Inc.*	818,825
		4,676,465
	INSURANCE — 11.5%
16,100	Athene Holding Ltd. - Class A*	1,108,807
33,215	Willis Towers Watson PLC	7,721,159
		8,829,966
	INTERNET — 1.2%
8,300	Score Media and Gaming, Inc. - Class A*	284,109
2,000	Stamps.com, Inc.*	659,580
		943,689
	MINING — 0.0%
2	Newmont Corp.	108
22

AXS Merger Fund

SCHEDULE OF INVESTMENTS - Continued

As of September 30, 2021

Number of Shares		Value
	COMMON STOCKS (Continued)
	MISCELLANEOUS MANUFACTURING — 1.2%
15,000	Lydall, Inc.*	$931,350
	REAL ESTATE — 0.8%
10,100	Deutsche Wohnen S.E.*	618,893
	REITS — 7.3%
40,400	Columbia Property Trust, Inc. - REIT	768,408
1	Digital Realty Trust, Inc. - REIT	144
2	Prologis, Inc. - REIT	251
106,700	VEREIT, Inc. - REIT	4,826,041
		5,594,844
	SAVINGS & LOANS — 1.7%
52,600	Sterling Bancorp	1,312,896
	SEMICONDUCTORS — 6.0%
30,400	Xilinx, Inc.	4,590,096
	SOFTWARE — 14.6%
12,700	Change Healthcare, Inc.*	265,938
43,400	Cloudera, Inc.*	693,098
61,000	Cornerstone OnDemand, Inc.*	3,492,860
28,600	Medallia, Inc.*	968,682
82,600	Nuance Communications, Inc.*	4,546,304
61,000	Sciplay Corp. - Class A*	1,262,090
		11,228,972
	TRANSPORTATION — 3.0%
8,400	Kansas City Southern	2,273,376
	TOTAL COMMON STOCKS
	(Cost $58,975,781)	63,912,811

Number of Contracts
	PURCHASED OPTIONS CONTRACTS — 0.0%
	CALL OPTIONS — 0.0%
49	Five9, Inc. Exercise Price: $170.00, Notional Amount: $833,000, Expiration Date: November 19, 2021	29,890
	TOTAL CALL OPTIONS
	(Cost $36,801)	29,890
	TOTAL PURCHASED OPTIONS CONTRACTS
	(Cost $36,801)	29,890
23

AXS Merger Fund

SCHEDULE OF INVESTMENTS - Continued

As of September 30, 2021

Number of Shares		Value
	SHORT-TERM INVESTMENTS — 26.9%
20,706,379	Fidelity Investments Money Market Treasury Portfolio - Institutional Class, 0.01%[1]	$20,706,379
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $20,706,379)	20,706,379

	TOTAL INVESTMENTS — 110.0%
	(Cost $79,718,961)	84,649,080

	Liabilities in Excess of Other Assets — (10.0)%	(7,702,060)
	TOTAL NET ASSETS — 100.0%	$76,947,020

	SECURITIES SOLD SHORT — (55.9)%
	COMMON STOCKS — (55.9)%
	BANKS — (10.1)%
(53,410)	BancorpSouth Bank	(1,590,550)
(5,372)	First Citizens BancShares, Inc. - Class A	(4,529,509)
(8)	Huntington Bancshares, Inc.	(124)
(3,780)	SouthState Corp.	(282,253)
(24,353)	Webster Financial Corp.	(1,326,264)
		(7,728,700)
	COMMERCIAL SERVICES — (15.7)%
(28,324)	S&P Global, Inc.	(12,034,584)
	DIVERSIFIED FINANCIAL SERVICES — (1.5)%
(18,499)	Apollo Global Management, Inc. - Class A	(1,139,353)
	ELECTRONICS — (0.1)%
(1,729)	II-VI, Inc.*	(102,634)
	ENTERTAINMENT — (1.8)%
(1,990)	Penn National Gaming, Inc.*	(144,195)
(15,250)	Scientific Games Corp. - Class A*	(1,266,818)
		(1,411,013)
	INSURANCE — (12.3)%
(33,215)	Aon PLC	(9,491,851)
	REITS — (6.3)%
(75,198)	Realty Income Corp. - REIT	(4,877,342)
	SEMICONDUCTORS — (7.0)%
(52,389)	Advanced Micro Devices, Inc.*	(5,390,828)
24

AXS Merger Fund

SCHEDULE OF INVESTMENTS - Continued

As of September 30, 2021

Number of Shares		Value
	SECURITIES SOLD SHORT (Continued)
	COMMON STOCKS (Continued)
	TRANSPORTATION — (1.1)%
(12,690)	Canadian Pacific Railway Ltd.	$(825,738)
	TOTAL COMMON STOCKS
	(Proceeds $37,918,673)	(43,002,043)

	TOTAL SECURITIES SOLD SHORT
	(Proceeds $37,918,673)	$(43,002,043)

Number of Contracts
	WRITTEN OPTIONS CONTRACTS — (0.0)%
	CALL OPTIONS — (0.0)%
(49)	Five9, Inc. Exercise Price: $180.00, Notional Amount: $(882,000), Expiration Date: November 19, 2021	(17,150)
	TOTAL CALL OPTIONS
	(Proceeds $19,549)	(17,150)
	PUT OPTIONS — (0.0)%
(49)	Five9, Inc. Exercise Price: $145.00, Notional Amount: $(710,500), Expiration Date: November 19, 2021	(20,825)
	TOTAL PUT OPTIONS
	(Proceeds $17,589)	(20,825)

	TOTAL WRITTEN OPTIONS CONTRACTS
	(Proceeds $37,138)	$(37,975)

PLC – Public Limited Company

REIT – Real Estate Investment Trusts

*	Non-income producing security.
[1]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

25

AXS Merger Fund

SUMMARY OF INVESTMENTS

As of September 30, 2021

Security Type/Industry	Percent of Total Net Assets
Common Stocks
Commercial Services	15.1%
Software	14.6%
Insurance	11.5%
Banks	8.3%
REITS	7.3%
Healthcare-Services	6.1%
Semiconductors	6.0%
Forest Products & Paper	4.1%
Transportation	3.0%
Savings & Loans	1.7%
Miscellaneous Manufacturing	1.2%
Internet	1.2%
Real Estate	0.8%
Electronics	0.6%
Environmental Control	0.6%
Chemicals	0.5%
Entertainment	0.4%
Building Materials	0.1%
Mining	0.0%
Total Common Stocks	83.1%
Short-Term Investments	26.9%
Total Investments	110.0%
Liabilities in Excess of Other Assets	(10.0)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

26

AXS Alternative Value Fund
SCHEDULE OF INVESTMENTS
As of September 30, 2021

Number of Shares		Value
	COMMON STOCKS — 149.5%
	ADVERTISING — 1.1%
205	Omnicom Group, Inc.[1]	$14,854
	AEROSPACE/DEFENSE — 2.6%
61	L3Harris Technologies, Inc.[1]	13,434
66	Northrop Grumman Corp.[1]	23,770
		37,204
	AGRICULTURE — 2.9%
595	Altria Group, Inc.[1]	27,085
141	Philip Morris International, Inc.[1]	13,365
		40,450
	BEVERAGES — 3.1%
76	Brown-Forman Corp. - Class B1	5,093
193	Coca-Cola Co.[1]	10,126
185	PepsiCo, Inc.[1]	27,826
		43,045
	BIOTECHNOLOGY — 8.9%
90	Amgen, Inc.[1]	19,139
95	Biogen, Inc.*,1	26,884
398	Gilead Sciences, Inc.[1]	27,800
47	Regeneron Pharmaceuticals, Inc.*,1	28,443
122	Vertex Pharmaceuticals, Inc.*,1	22,130
		124,396
	COMMERCIAL SERVICES — 1.9%
154	Rollins, Inc.[1]	5,441
108	Verisk Analytics, Inc.[1]	21,629
		27,070
	COSMETICS/PERSONAL CARE — 4.4%
333	Colgate-Palmolive Co.[1]	25,168
30	Estee Lauder Cos., Inc. - Class A1	8,998
192	Procter & Gamble Co.[1]	26,842
		61,008
	DISTRIBUTION/WHOLESALE — 0.8%
27	Pool Corp.[1]	11,729
	DIVERSIFIED FINANCIAL SERVICES — 7.0%
268	Cboe Global Markets, Inc.[1]	33,195
146	CME Group, Inc.[1]	28,233
246	Intercontinental Exchange, Inc.[1]	28,246
27

AXS Alternative Value Fund
SCHEDULE OF INVESTMENTS - Continued
As of September 30, 2021

Number of Shares		Value
	COMMON STOCKS (Continued)
	DIVERSIFIED FINANCIAL SERVICES (Continued)
46	Nasdaq, Inc.[1]	$8,879
		98,553
	ELECTRIC — 3.9%
430	AES Corp.[1]	9,817
212	DTE Energy Co.[1]	23,682
54	Entergy Corp.[1]	5,363
94	Evergy, Inc.[1]	5,847
366	PPL Corp.[1]	10,204
		54,913
	ELECTRONICS — 0.7%
29	Waters Corp.*,1	10,362
	ENVIRONMENTAL CONTROL — 4.6%
267	Republic Services, Inc.[1]	32,056
213	Waste Management, Inc.[1]	31,814
		63,870
	FOOD — 17.8%
558	Campbell Soup Co.[1]	23,330
449	Conagra Brands, Inc.[1]	15,208
434	General Mills, Inc.[1]	25,962
168	Hershey Co.[1]	28,434
420	Hormel Foods Corp.[1]	17,220
168	J M Smucker Co.[1]	20,165
410	Kellogg Co.[1]	26,207
604	Kroger Co.[1]	24,420
384	Lamb Weston Holdings, Inc.[1]	23,566
232	McCormick & Co., Inc.[1]	18,799
324	Tyson Foods, Inc. - Class A1	25,576
		248,887
	GAS — 0.8%
476	NiSource, Inc.[1]	11,533
	HEALTHCARE-PRODUCTS — 5.2%
58	Danaher Corp.[1]	17,658
51	ResMed, Inc.[1]	13,441
118	STERIS PLC[1,2]	24,105
31	Thermo Fisher Scientific, Inc.[1]	17,711
		72,915
	HEALTHCARE-SERVICES — 3.6%
249	Centene Corp.*,1	15,515
28

AXS Alternative Value Fund
SCHEDULE OF INVESTMENTS - Continued
As of September 30, 2021

Number of Shares		Value
	COMMON STOCKS (Continued)
	HEALTHCARE-SERVICES (Continued)
15	Humana, Inc.[1]	$5,837
75	UnitedHealth Group, Inc.[1]	29,306
		50,658
	HOUSEHOLD PRODUCTS/WARES — 5.2%
299	Church & Dwight Co., Inc.[1]	24,688
136	Clorox Co.[1]	22,523
190	Kimberly-Clark Corp.[1]	25,164
		72,375
	INSURANCE — 15.1%
296	Aflac, Inc.[1]	15,430
163	Allstate Corp.[1]	20,752
53	Aon PLC - Class A1,2	15,146
216	Arthur J. Gallagher & Co.[1]	32,108
52	Berkshire Hathaway, Inc.*,1	14,193
61	Chubb Ltd.[1,2]	10,582
146	Cincinnati Financial Corp.[1]	16,676
42	Everest Re Group Ltd.[1,2]	10,533
41	Marsh & McLennan Cos., Inc.[1]	6,209
285	Progressive Corp.[1]	25,761
102	Travelers Cos., Inc.[1]	15,505
75	W R Berkley Corp.[1]	5,489
98	Willis Towers Watson PLC[1,2]	22,781
		211,165
	INTERNET — 1.5%
102	VeriSign, Inc.*,1	20,911
	OIL & GAS — 2.2%
1,437	Cabot Oil & Gas Corp.[1]	31,269
	PACKAGING & CONTAINERS — 0.7%
871	Amcor PLC[1,2]	10,095
	PHARMACEUTICALS — 13.9%
266	AbbVie, Inc.[1]	28,693
94	AmerisourceBergen Corp.[1]	11,228
339	Bristol-Myers Squibb Co.[1]	20,059
61	Cigna Corp.[1]	12,210
369	CVS Health Corp.[1]	31,313
147	Eli Lilly & Co.[1]	33,964
166	Johnson & Johnson[1]	26,809
70	McKesson Corp.[1]	13,957
159	Organon & Co.[1]	5,214
29

AXS Alternative Value Fund
SCHEDULE OF INVESTMENTS - Continued
As of September 30, 2021

Number of Shares		Value
	COMMON STOCKS (Continued)
	PHARMACEUTICALS (Continued)
119	Pfizer, Inc.[1]	$5,118
29	Zoetis, Inc.[1]	5,630
		194,195
	REITS — 2.3%
107	Public Storage - REIT[1]	31,790
	RETAIL — 13.3%
69	Costco Wholesale Corp.[1]	31,005
128	Dollar General Corp.[1]	27,154
111	Dollar Tree, Inc.*,1	10,625
49	Domino's Pizza, Inc.[1]	23,371
98	McDonald's Corp.[1]	23,629
50	Ross Stores, Inc.[1]	5,443
46	Target Corp.[1]	10,523
85	TJX Cos., Inc.[1]	5,608
587	Walgreens Boots Alliance, Inc.[1]	27,618
149	Walmart, Inc.[1]	20,768
		185,744
	SEMICONDUCTORS — 1.9%
500	Intel Corp.[1]	26,640
	SOFTWARE — 13.7%
298	Activision Blizzard, Inc.[1]	23,062
246	Akamai Technologies, Inc.*,1	25,729
357	Cerner Corp.[1]	25,176
214	Citrix Systems, Inc.[1]	22,977
163	Jack Henry & Associates, Inc.[1]	26,742
39	Microsoft Corp.[1]	10,995
396	Oracle Corp.[1]	34,503
151	Take-Two Interactive Software, Inc.*,1	23,265
		192,449
	TELECOMMUNICATIONS — 6.8%
919	AT&T, Inc.[1]	24,822
403	Juniper Networks, Inc.[1]	11,090
144	Motorola Solutions, Inc.[1]	33,454
468	Verizon Communications, Inc.[1]	25,277
		94,643
	TRANSPORTATION — 3.6%
221	C.H. Robinson Worldwide, Inc.[1]	19,227
30

AXS Alternative Value Fund
SCHEDULE OF INVESTMENTS - Continued
As of September 30, 2021

Number of Shares		Value
	COMMON STOCKS (Continued)
	TRANSPORTATION (Continued)
258	Expeditors International of Washington, Inc.[1]	$30,735
		49,962
	TOTAL COMMON STOCKS
	(Cost $1,925,346)	2,092,685

Principal Amount
	SHORT-TERM INVESTMENTS — 1.9%
$27,244	UMB Bank demand deposit, 0.01%[3]	27,244
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $27,244)	27,244

	TOTAL INVESTMENTS — 151.4%
	(Cost $1,952,590)	2,119,929

	Liabilities in Excess of Other Assets — (51.4)%	(719,879)
	TOTAL NET ASSETS — 100.0%	$1,400,050

PLC – Public Limited Company

REIT – Real Estate Investment Trusts

*	Non-income producing security.
[1]	All or a portion of the security is segregated as collateral for line of credit borrowings. As of September 30, 2021, the aggregate value of those securities was $2,092,685, representing 149.5% of net assets.
[2]	Foreign security denominated in U.S. Dollars.
[3]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

31

AXS Alternative Value Fund
SUMMARY OF INVESTMENTS
As of September 30, 2021

Security Type/Industry	Percent of Total Net Assets
Common Stocks
Food	17.8%
Insurance	15.1%
Pharmaceuticals	13.9%
Software	13.7%
Retail	13.3%
Biotechnology	8.9%
Diversified Financial Services	7.0%
Telecommunications	6.8%
Household Products/Wares	5.2%
Healthcare-Products	5.2%
Environmental Control	4.6%
Cosmetics/Personal Care	4.4%
Electric	3.9%
Healthcare-Services	3.6%
Transportation	3.6%
Beverages	3.1%
Agriculture	2.9%
Aerospace/Defense	2.6%
REITS	2.3%
Oil & Gas	2.2%
Semiconductors	1.9%
Commercial Services	1.9%
Internet	1.5%
Advertising	1.1%
Distribution/Wholesale	0.8%
Gas	0.8%
Electronics	0.7%
Packaging & Containers	0.7%
Total Common Stocks	149.5%
Short-Term Investments	1.9%
Total Investments	151.4%
Liabilities in Excess of Other Assets	(51.4)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

32

AXS Market Neutral Fund
SCHEDULE OF INVESTMENTS
As of September 30, 2021

Number of Shares		Value
	COMMON STOCKS — 138.6%
	AGRICULTURE — 1.7%
3,653	Altria Group, Inc.[1]	$166,285
	BEVERAGES — 5.5%
2,610	Brown-Forman Corp. - Class B1	174,896
3,248	Coca-Cola Co.[1]	170,423
1,172	PepsiCo, Inc.[1]	176,280
		521,599
	BIOTECHNOLOGY — 8.8%
817	Amgen, Inc.[1]	173,735
537	Biogen, Inc.*,1	151,966
2,533	Gilead Sciences, Inc.[1]	176,930
272	Regeneron Pharmaceuticals, Inc.*,1	164,609
920	Vertex Pharmaceuticals, Inc.*,1	166,879
		834,119
	COMMERCIAL SERVICES — 1.9%
905	Verisk Analytics, Inc.[1]	181,244
	COSMETICS/PERSONAL CARE — 3.7%
2,349	Colgate-Palmolive Co.[1]	177,537
1,280	Procter & Gamble Co.[1]	178,944
		356,481
	DIVERSIFIED FINANCIAL SERVICES — 5.6%
1,482	Cboe Global Markets, Inc.[1]	183,561
909	CME Group, Inc.[1]	175,782
1,527	Intercontinental Exchange, Inc.[1]	175,330
		534,673
	ELECTRIC — 5.4%
7,561	AES Corp.[1]	172,618
1,515	DTE Energy Co.[1]	169,241
6,223	PPL Corp.[1]	173,497
		515,356
	ELECTRONICS — 1.7%
443	Waters Corp.*,1	158,284
	ENVIRONMENTAL CONTROL — 3.7%
1,468	Republic Services, Inc.[1]	176,248
1,176	Waste Management, Inc.[1]	175,647
		351,895
33

AXS Market Neutral Fund
SCHEDULE OF INVESTMENTS - Continued
As of September 30, 2021

Number of Shares		Value
	COMMON STOCKS (Continued)
	FOOD — 18.8%
4,435	Campbell Soup Co.[1]	$185,427
5,566	Conagra Brands, Inc.[1]	188,521
3,176	General Mills, Inc.[1]	189,988
1,029	Hershey Co.[1]	174,158
4,034	Hormel Foods Corp.[1]	165,394
1,481	J M Smucker Co.[1]	177,765
2,912	Kellogg Co.[1]	186,135
2,805	Lamb Weston Holdings, Inc.[1]	172,143
2,121	McCormick & Co., Inc.[1]	171,865
2,330	Tyson Foods, Inc. - Class A1	183,930
		1,795,326
	HEALTHCARE-PRODUCTS — 3.8%
566	Danaher Corp.[1]	172,313
331	Thermo Fisher Scientific, Inc.[1]	189,110
		361,423
	HEALTHCARE-SERVICES — 3.7%
2,875	Centene Corp.*,1	179,141
436	UnitedHealth Group, Inc.[1]	170,363
		349,504
	HOUSEHOLD PRODUCTS/WARES — 5.7%
2,190	Church & Dwight Co., Inc.[1]	180,828
1,094	Clorox Co.[1]	181,177
1,338	Kimberly-Clark Corp.[1]	177,205
		539,210
	INSURANCE — 14.8%
1,266	Arthur J. Gallagher & Co.[1]	188,191
990	Chubb Ltd.[1]	171,745
1,475	Cincinnati Financial Corp.[1]	168,474
687	Everest Re Group Ltd.[1]	172,286
1,884	Progressive Corp.[1]	170,295
1,141	Travelers Cos., Inc.[1]	173,443
2,410	W R Berkley Corp.[1]	176,364
828	Willis Towers Watson PLC[1]	192,477
		1,413,275
	INTERNET — 1.8%
847	VeriSign, Inc.*,1	173,643
	OIL & GAS — 2.7%
11,646	Cabot Oil & Gas Corp.[1]	253,417
34

AXS Market Neutral Fund
SCHEDULE OF INVESTMENTS - Continued
As of September 30, 2021

Number of Shares		Value
	COMMON STOCKS (Continued)
	PHARMACEUTICALS — 12.6%
1,515	AbbVie, Inc.[1]	$163,423
1,499	AmerisourceBergen Corp.[1]	179,055
2,115	CVS Health Corp.[1]	179,479
705	Eli Lilly & Co.[1]	162,890
1,056	Johnson & Johnson[1]	170,544
5,416	Organon & Co.[1]	177,591
3,957	Pfizer, Inc.[1]	170,191
		1,203,173
	REITS — 1.8%
564	Public Storage - REIT[1]	167,564
	RETAIL — 9.2%
403	Costco Wholesale Corp.[1]	181,088
820	Dollar General Corp.[1]	173,955
352	Domino's Pizza, Inc.[1]	167,890
773	McDonald's Corp.[1]	186,378
3,646	Walgreens Boots Alliance, Inc.[1]	171,544
		880,855
	SEMICONDUCTORS — 1.9%
3,377	Intel Corp.[1]	179,927
	SOFTWARE — 14.6%
2,211	Activision Blizzard, Inc.[1]	171,109
1,617	Akamai Technologies, Inc.*,1	169,122
2,398	Cerner Corp.[1]	169,107
1,766	Citrix Systems, Inc.[1]	189,615
1,030	Jack Henry & Associates, Inc.[1]	168,982
602	Microsoft Corp.[1]	169,716
2,051	Oracle Corp.[1]	178,704
1,133	Take-Two Interactive Software, Inc.*,1	174,561
		1,390,916
	TELECOMMUNICATIONS — 7.4%
6,689	AT&T, Inc.[1]	180,670
6,292	Juniper Networks, Inc.[1]	173,156
749	Motorola Solutions, Inc.[1]	174,008
3,325	Verizon Communications, Inc.[1]	179,583
		707,417
35

AXS Market Neutral Fund
SCHEDULE OF INVESTMENTS - Continued
As of September 30, 2021

Number of Shares		Value
	COMMON STOCKS (Continued)
	TRANSPORTATION — 1.8%
1,469	Expeditors International of Washington, Inc.[1]	$175,002
	TOTAL COMMON STOCKS
	(Cost $11,714,891)	13,210,588

Principal Amount
	SHORT-TERM INVESTMENTS — 0.6%
$59,402	UMB Bank demand deposit, 0.01%[2]	59,402
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $59,402)	59,402

	TOTAL INVESTMENTS — 139.2%
	(Cost $11,774,293)	13,269,990

	Liabilities in Excess of Other Assets — (39.2)%	(3,734,728)
	TOTAL NET ASSETS — 100.0%	$9,535,262

Number of Shares
	SECURITIES SOLD SHORT — (91.5)%
	COMMON STOCKS — (91.5)%
	AEROSPACE/DEFENSE — (0.7)%
(717)	Raytheon Technologies Corp.	(61,633)
	AGRICULTURE — (0.6)%
(1,020)	Archer-Daniels-Midland Co.	(61,210)
	AIRLINES — (2.0)%
(1,512)	Delta Air Lines, Inc.*	(64,426)
(1,229)	Southwest Airlines Co.*	(63,208)
(1,312)	United Airlines Holdings, Inc.*	(62,412)
		(190,046)
	APPAREL — (1.7)%
(527)	Ralph Lauren Corp.	(58,518)
(2,603)	Under Armour, Inc. - Class A*	(52,529)
(798)	VF Corp.	(53,458)
		(164,505)
	BANKS — (1.8)%
(307)	First Republic Bank	(59,214)
(3,930)	Huntington Bancshares, Inc.	(60,758)
(1)	Morgan Stanley	(67)
36

AXS Market Neutral Fund
SCHEDULE OF INVESTMENTS - Continued
As of September 30, 2021

Number of Shares		Value
	SECURITIES SOLD SHORT (Continued)
	COMMON STOCKS (Continued)
	BANKS (Continued)
(516)	Northern Trust Corp.	$(55,630)
		(175,669)
	BIOTECHNOLOGY — (2.4)%
(76)	Bio-Rad Laboratories, Inc. - Class A*	(56,692)
(1,393)	Corteva, Inc.	(58,618)
(136)	Illumina, Inc.*	(55,163)
(804)	Incyte Corp.*	(55,299)
		(225,772)
	BUILDING MATERIALS — (1.7)%
(812)	Johnson Controls International PLC	(55,281)
(160)	Martin Marietta Materials, Inc.	(54,669)
(328)	Vulcan Materials Co.	(55,484)
		(165,434)
	CHEMICALS — (6.1)%
(225)	Air Products and Chemicals, Inc.	(57,625)
(260)	Albemarle Corp.	(56,932)
(384)	Celanese Corp.	(57,846)
(1,339)	CF Industries Holdings, Inc.	(74,743)
(826)	DuPont de Nemours, Inc.	(56,160)
(539)	Eastman Chemical Co.	(54,299)
(271)	Ecolab, Inc.	(56,536)
(655)	FMC Corp.	(59,972)
(403)	International Flavors & Fragrances, Inc.	(53,889)
(194)	Linde PLC	(56,915)
		(584,917)
	COMMERCIAL SERVICES — (3.1)%
(293)	Automatic Data Processing, Inc.	(58,577)
(374)	Global Payments, Inc.	(58,935)
(503)	IHS Markit Ltd.	(58,660)
(213)	PayPal Holdings, Inc.*	(55,425)
(592)	Quanta Services, Inc.	(67,381)
		(298,978)
	COMPUTERS — (0.6)%
(966)	Western Digital Corp.*	(54,521)
	DIVERSIFIED FINANCIAL SERVICES — (1.3)%
(368)	American Express Co.	(61,651)
37

AXS Market Neutral Fund
SCHEDULE OF INVESTMENTS - Continued
As of September 30, 2021

Number of Shares		Value
	SECURITIES SOLD SHORT (Continued)
	COMMON STOCKS (Continued)
	DIVERSIFIED FINANCIAL SERVICES (Continued)
(835)	Charles Schwab Corp.	$(60,821)
		(122,472)
	ELECTRIC — (12.5)%
(998)	Alliant Energy Corp.	(55,868)
(690)	Ameren Corp.	(55,890)
(680)	American Electric Power Co., Inc.	(55,202)
(2,410)	CenterPoint Energy, Inc.	(59,286)
(945)	CMS Energy Corp.	(56,445)
(803)	Consolidated Edison, Inc.	(58,290)
(780)	Dominion Energy, Inc.	(56,956)
(579)	Duke Energy Corp.	(56,505)
(1,056)	Edison International	(58,576)
(557)	Entergy Corp.	(55,316)
(894)	Evergy, Inc.	(55,607)
(669)	Eversource Energy	(54,697)
(1,243)	Exelon Corp.	(60,087)
(1,570)	FirstEnergy Corp.	(55,923)
(724)	NextEra Energy, Inc.	(56,848)
(792)	Pinnacle West Capital Corp.	(57,309)
(950)	Public Service Enterprise Group, Inc.	(57,855)
(460)	Sempra Energy	(58,190)
(928)	Southern Co.	(57,508)
(642)	WEC Energy Group, Inc.	(56,624)
(883)	Xcel Energy, Inc.	(55,188)
		(1,194,170)
	ELECTRONICS — (0.6)%
(348)	Agilent Technologies, Inc.	(54,820)
	ENERGY-ALTERNATE SOURCES — (0.6)%
(353)	Enphase Energy, Inc.*	(52,939)
	ENGINEERING & CONSTRUCTION — (0.6)%
(450)	Jacobs Engineering Group, Inc.	(59,639)
	ENTERTAINMENT — (0.7)%
(710)	Live Nation Entertainment, Inc.*	(64,702)
	FOOD — (1.2)%
(1,326)	Kroger Co.	(53,610)
(982)	Mondelez International, Inc. - Class A	(57,133)
		(110,743)
38

AXS Market Neutral Fund
SCHEDULE OF INVESTMENTS - Continued
As of September 30, 2021

Number of Shares		Value
	SECURITIES SOLD SHORT (Continued)
	COMMON STOCKS (Continued)
	GAS — (1.2)%
(627)	Atmos Energy Corp.	$(55,301)
(2,463)	NiSource, Inc.	(59,679)
		(114,980)
	HEALTHCARE-PRODUCTS — (8.6)%
(483)	Abbott Laboratories	(57,057)
(804)	Baxter International, Inc.	(64,666)
(122)	Bio-Techne Corp.	(59,117)
(1,353)	Boston Scientific Corp.*	(58,707)
(137)	Cooper Cos., Inc.	(56,623)
(993)	DENTSPLY SIRONA, Inc.	(57,644)
(807)	Henry Schein, Inc.*	(61,461)
(58)	Intuitive Surgical, Inc.*	(57,661)
(456)	Medtronic PLC	(57,160)
(285)	STERIS PLC	(58,220)
(222)	Stryker Corp.	(58,546)
(155)	Teleflex, Inc.	(58,365)
(135)	West Pharmaceutical Services, Inc.	(57,313)
(407)	Zimmer Biomet Holdings, Inc.	(59,568)
		(822,108)
	HEALTHCARE-SERVICES — (1.8)%
(469)	Catalent, Inc.*	(62,410)
(138)	Charles River Laboratories International, Inc.*	(56,948)
(235)	IQVIA Holdings, Inc.*	(56,292)
		(175,650)
	INSURANCE — (0.6)%
(359)	Assurant, Inc.	(56,632)
	INTERNET — (2.5)%
(18)	Amazon.com, Inc.*	(59,131)
(108)	Netflix, Inc.*	(65,917)
(2,287)	NortonLifeLock, Inc.	(57,861)
(946)	Twitter, Inc.*	(57,129)
		(240,038)
	LODGING — (1.2)%
(486)	Hilton Worldwide Holdings, Inc.*	(64,206)
(1,385)	Las Vegas Sands Corp.*	(50,691)
		(114,897)
39

AXS Market Neutral Fund
SCHEDULE OF INVESTMENTS - Continued
As of September 30, 2021

Number of Shares		Value
	SECURITIES SOLD SHORT (Continued)
	COMMON STOCKS (Continued)
	MACHINERY-CONSTRUCTION & MINING — (0.6)%
(288)	Caterpillar, Inc.	$(55,287)
	MACHINERY-DIVERSIFIED — (1.2)%
(162)	Deere & Co.	(54,282)
(1,152)	Ingersoll Rand, Inc.*	(58,072)
		(112,354)
	MEDIA — (2.4)%
(75)	Charter Communications, Inc. - Class A*	(54,567)
(1,014)	Comcast Corp. - Class A	(56,713)
(2,720)	News Corp.	(64,002)
(336)	Walt Disney Co.*	(56,841)
		(232,123)
	MINING — (0.6)%
(1,057)	Newmont Corp.	(57,395)
	MISCELLANEOUS MANUFACTURING — (0.6)%
(577)	General Electric Co.	(59,474)
	OIL & GAS — (1.4)%
(626)	Chevron Corp.	(63,508)
(1,111)	Exxon Mobil Corp.	(65,349)
		(128,857)
	PACKAGING & CONTAINERS — (1.2)%
(4,751)	Amcor PLC	(55,064)
(638)	Ball Corp.	(57,401)
		(112,465)
	PHARMACEUTICALS — (4.4)%
(243)	Becton, Dickinson and Co.	(59,734)
(912)	Bristol-Myers Squibb Co.	(53,963)
(287)	Cigna Corp.	(57,446)
(117)	Dexcom, Inc.*	(63,983)
(799)	Merck & Co., Inc.	(60,013)
(1,499)	Perrigo Co. PLC	(70,948)
(4,212)	Viatris, Inc.	(57,072)
		(423,159)
	PIPELINES — (0.7)%
(2,475)	Williams Cos., Inc.	(64,202)
40

AXS Market Neutral Fund
SCHEDULE OF INVESTMENTS - Continued
As of September 30, 2021

Number of Shares		Value
	SECURITIES SOLD SHORT (Continued)
	COMMON STOCKS (Continued)
	REAL ESTATE — (0.6)%
(627)	CBRE Group, Inc. - Class A*	$(61,045)
	REITS — (15.7)%
(295)	Alexandria Real Estate Equities, Inc. - REIT	(56,366)
(210)	American Tower Corp. - REIT	(55,736)
(267)	AvalonBay Communities, Inc. - REIT	(59,178)
(537)	Boston Properties, Inc. - REIT	(58,184)
(316)	Crown Castle International Corp. - REIT	(54,769)
(374)	Digital Realty Trust, Inc. - REIT	(54,024)
(1,166)	Duke Realty Corp. - REIT	(55,816)
(72)	Equinix, Inc. - REIT	(56,889)
(725)	Equity Residential - REIT	(58,667)
(185)	Essex Property Trust, Inc. - REIT	(59,152)
(327)	Extra Space Storage, Inc. - REIT	(54,933)
(501)	Federal Realty Investment Trust - REIT	(59,113)
(1,698)	Healthpeak Properties, Inc. - REIT	(56,849)
(3,712)	Host Hotels & Resorts, Inc. - REIT*	(60,617)
(1,281)	Iron Mountain, Inc. - REIT	(55,659)
(2,787)	Kimco Realty Corp. - REIT	(57,830)
(317)	Mid-America Apartment Communities, Inc. - REIT	(59,200)
(455)	Prologis, Inc. - REIT	(57,071)
(844)	Realty Income Corp. - REIT	(54,742)
(885)	Regency Centers Corp. - REIT	(59,587)
(171)	SBA Communications Corp. - REIT	(56,528)
(455)	Simon Property Group, Inc. - REIT	(59,136)
(1,143)	UDR, Inc. - REIT	(60,556)
(1,091)	Ventas, Inc. - REIT	(60,234)
(1,450)	Vornado Realty Trust - REIT	(60,915)
(706)	Welltower, Inc. - REIT	(58,174)
		(1,499,925)
	RETAIL — (1.2)%
(32)	Chipotle Mexican Grill, Inc.*	(58,161)
(412)	Walmart, Inc.	(57,424)
		(115,585)
	SAVINGS & LOANS — (0.7)%
(3,719)	People's United Financial, Inc.	(64,971)
	SOFTWARE — (2.5)%
(476)	Fidelity National Information Services, Inc.	(57,920)
(125)	Paycom Software, Inc.*	(61,969)
(464)	PTC, Inc.*	(55,582)
41

AXS Market Neutral Fund
SCHEDULE OF INVESTMENTS - Continued
As of September 30, 2021

Number of Shares		Value
	SECURITIES SOLD SHORT (Continued)
	COMMON STOCKS (Continued)
	SOFTWARE (Continued)
(229)	salesforce.com, Inc.*	$(62,109)
		(237,580)
	TELECOMMUNICATIONS — (1.2)%
(1,518)	Corning, Inc.	(55,392)
(444)	T-Mobile US, Inc.*	(56,725)
		(112,117)
	TRANSPORTATION — (1.8)%
(1,851)	CSX Corp.	(55,049)
(208)	Kansas City Southern	(56,293)
(238)	Norfolk Southern Corp.	(56,941)
		(168,283)
	WATER — (0.6)%
(333)	American Water Works Co., Inc.	(56,290)
	TOTAL COMMON STOCKS
	(Proceeds $8,039,284)	(8,727,587)

	TOTAL SECURITIES SOLD SHORT
	(Proceeds $8,039,284)	$(8,727,587)

PLC – Public Limited Company

REIT – Real Estate Investment Trusts

*	Non-income producing security.
[1]	All or a portion of the security is segregated as collateral for securities sold short. As of September 30, 2021, the aggregate value of those securities was $13,210,588, representing 138.6% of net assets.
[2]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

42

AXS Market Neutral Fund
SUMMARY OF INVESTMENTS
As of September 30, 2021

Security Type/Industry	Percent of Total Net Assets
Common Stocks
Food	18.8%
Insurance	14.8%
Software	14.6%
Pharmaceuticals	12.6%
Retail	9.2%
Biotechnology	8.8%
Telecommunications	7.4%
Household Products/Wares	5.7%
Diversified Financial Services	5.6%
Beverages	5.5%
Electric	5.4%
Healthcare-Products	3.8%
Cosmetics/Personal Care	3.7%
Environmental Control	3.7%
Healthcare-Services	3.7%
Oil & Gas	2.7%
Semiconductors	1.9%
Commercial Services	1.9%
Internet	1.8%
Transportation	1.8%
REITS	1.8%
Agriculture	1.7%
Electronics	1.7%
Total Common Stocks	138.6%
Short-Term Investments	0.6%
Total Investments	139.2%
Liabilities in Excess of Other Assets	(39.2)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

43

AXS Funds

STATEMENTS OF ASSETS AND LIABILITIES

As of September 30, 2021

	All Terrain Opportunity Fund[1]	Merger Fund[2]
Assets:
Investments, at cost	$24,861,718	$79,682,160
Purchased options contracts, at cost	42,404	36,801
Investments, at value	$24,633,714	$84,619,190
Purchased options contracts, at value	23,400	29,890
Cash	-	36,640
Cash deposited with brokers for option contracts	-	-
Cash deposited with brokers for securities sold short	-	37,118,183
Receivables:
Due from Advisor	-	-
Investment securities sold	3,710,355	579,001
Fund shares sold	-	85,829
Dividends and interest	32,891	349,688
Prepaid expenses	14,622	21,335
Total assets	28,414,982	122,839,756

Liabilities:
Securities sold short, proceeds	$-	$37,918,673
Written option contract, proceeds	-	37,138
Foreign currency due to custodian, proceeds	-	2,581,668
Securities sold short, at value	$-	$43,002,043
Written option contract, at value	-	37,975
Foreign currency due to custodian, at value	-	2,520,171
Payables:
Investment securities purchased	1,118,831	136,867
Fund shares redeemed	8,122	40,072
Cash due to broker (Note 12)	-	-
Advisory fees	11,424	32,849
Shareholder servicing fees (Note 7)	1,078	-
Distribution fees (Note 8)	-	316
Fund accounting and administration fees	13,168	22,966
Transfer agent fees and expenses	3,992	8,322
Custody fees	1,903	4,098
Trustees' deferred compensation (Note 3)	18,755	3,034
Auditing fees	15,000	15,000
Shareholder reporting fees	2,590	3,171
Trustees' fees and expenses	1,998	3,268
Legal fees	1,849	4,099
Chief Compliance Officer fees	960	2,526
Dividends on securities sold short and interest expense	-	34,832
Sub-transfer agent fees and expenses	-	7,892
Accrued other expenses	3,727	13,235
Total liabilities	1,203,397	45,892,736

Net Assets	$27,211,585	$76,947,020

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$26,254,851	$78,157,257
Total distributable earnings (accumulated deficit)	956,734	(1,210,237)
Net Assets	$27,211,585	$76,947,020

See accompanying Notes to Financial Statements.

44

AXS Funds

STATEMENTS OF ASSETS AND LIABILITIES - CONTINUED

As of September 30, 2021

	All Terrain Opportunity Fund[1]	Merger Fund[2]
Maximum Offering Price per Share:
Institutional Class Shares:
Net assets applicable to shares outstanding	$27,211,585
Shares of beneficial interest issued and outstanding	1,067,091
Redemption price per share[3]	$25.50

Investor Class Shares:
Net assets applicable to shares outstanding		$1,532,461
Shares of beneficial interest issued and outstanding		148,961
Redemption price per share[4]		$10.29

Class I Shares:
Net assets applicable to shares outstanding		$75,414,559
Shares of beneficial interest issued and outstanding		7,117,890
Redemption price per share[4]		$10.60

[1]	Fiscal year end changed to September 30, effective August 1, 2021.
[2]	Fiscal year end changed to September 30, effective January 1, 2021.
[3]	Redemptions made within 60 days of purchase may be assessed a redemption fee of 1.00%.
[4]	Redemptions made within 30 days of purchase may be assessed a redemption fee of 1.00%.

See accompanying Notes to Financial Statements.

45

AXS Funds

STATEMENTS OF ASSETS AND LIABILITIES - CONTINUED

As of September 30, 2021

	Alternative Value Fund[5]	Market Neutral Fund[5]
Assets:
Investments, at cost	$1,952,590	$11,774,293
Purchased options contracts, at cost	-	-
Investments, at value	$2,119,929	$13,269,990
Purchased options contracts, at value	-	-
Cash	1,795	8,585
Cash deposited with brokers for futures contracts	-	-
Cash deposited with brokers for securities sold short	-	8,992,093
Receivables:
Due from Advisor	6,649	-
Investment securities sold	-	-
Fund shares sold	-	1,000
Dividends and interest	2,426	15,886
Prepaid expenses	4,493	5,528
Total assets	2,135,292	22,293,082

Liabilities:
Securities sold short, proceeds	$-	$8,039,284
Written option contract	-	-
Foreign currency due to custodian, proceeds	-	-
Securities sold short, at value	$-	$8,727,587
Written option contract, at value	-	-
Foreign currency due to custodian, at value	-	-
Payables:
Investment securities purchased	-	-
Fund shares redeemed	-	-
Cash due to broker (Note 12)	633,943	3,894,568
Advisory fees	-	1,049
Shareholder servicing fees (Note 7)	-	-
Distribution fees (Note 8)	155	425
Fund accounting and administration fees	34,679	34,411
Transfer agent fees and expenses	13,389	10,640
Custody fees	5,452	7,189
Trustees' deferred compensation (Note 3)	48	511
Auditing fees	28,751	28,751
Shareholder reporting fees	4,355	5,196
Trustees' fees and expenses	3,511	3,493
Legal fees	5,094	13,335
Chief Compliance Officer fees	1,624	2,220
Dividends on securities sold short and interest expense	579	20,174
Sub-transfer agent fees and expenses	201	1,573
Accrued other expenses	3,461	6,698
Total liabilities	735,242	12,757,820

Net Assets	$1,400,050	$9,535,262

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$1,200,731	$15,055,438
Total distributable earnings (accumulated deficit)	199,319	(5,520,176)
Net Assets	$1,400,050	$9,535,262

See accompanying Notes to Financial Statements.

46

AXS Funds

STATEMENTS OF ASSETS AND LIABILITIES - CONTINUED

As of September 30, 2021

	Alternative Value Fund[5]	Market Neutral Fund[5]
Maximum Offering Price per Share:
Investor Class Shares:
Net assets applicable to shares outstanding	$629,487	$2,041,882
Shares of beneficial interest issued and outstanding	60,918	205,497
Redemption price per share[6]	$10.33	$9.94

Class I Shares:
Net assets applicable to shares outstanding	$770,563	$7,493,380
Shares of beneficial interest issued and outstanding	74,616	737,931
Redemption price per share[6]	$10.33	$10.15

[5]	Fiscal year end changed to September 30, effective July 1, 2021.
[6]	Redemptions made within 30 days of purchase may be assessed a redemption fee of 1.00%.

See accompanying Notes to Financial Statements.

47

AXS Funds

STATEMENTS OF OPERATIONS

	All Terrain Opportunity Fund		Merger Fund
	For the Period November 1, 2020 through September 30, 2021[1]	For the Year Ended October 31, 2020	For the Period January 1, 2021 through September 30, 2021[2]	For the Year Ended December 31, 2020
Investment Income:
Dividends (net of foreign withholding taxes of $180, $0, $0 and $0, respectively)	$468,089	$496,589	$670,810	$912,384
Interest	647	35,937	1,327	237,633
Total investment income	468,736	532,526	672,137	1,150,017

Expenses:
Advisory fees	373,317	391,654	748,729	1,528,418
Shareholder servicing fees (Note 7)	26,932	27,312	-	-
Distribution fees - Investor Class (Note 8)	-	-	2,954	4,449
Fund accounting and administration fees	41,066	74,905	72,872	165,171
Transfer agent fees and expenses	14,042	16,097	19,432	54,802
Custody fees	8,141	15,201	13,782	19,634
Registration fees	27,132	20,001	45,287	38,495
Auditing fees	15,000	15,000	15,000	24,800
Trustees' fees and expenses	11,425	15,205	12,730	13,974
Shareholder reporting fees	10,937	12,501	8,140	7,539
Legal fees	9,238	16,499	17,655	35,805
Miscellaneous	4,760	5,999	7,464	6,414
Chief Compliance Officer fees	2,547	13,399	8,280	15,000
Insurance fees	2,002	3,211	853	3,670
Dividends on securities sold short	-	-	363,438	597,952
Interest expense	-	-	149,141	-
Sub-transfer agent fees and expenses	-	-	47,373	-
Total expenses	546,539	626,984	1,533,130	2,516,123
Advisory fees waived	(116,052)	(172,975)	(115,647)	(53,286)
Voluntary advisory fees waived	-	(52,390)	-	-
Other expenses absorbed	-	-	-	-
Fees paid indirectly (Note 3)	(3,966)	(6,404)	(3,022)	-
Net expenses	426,521	395,215	1,414,461	2,462,837
Net investment income (loss)	42,215	137,311	(742,324)	(1,312,820)

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,315,514	1,310,651	4,746,022	(5,498,077)
Purchased options contracts	135,014	147,651	-	(35,062)
Securities sold short	-	-	(4,125,839)	5,684,706
Written options contracts	-	-	90,799	26,834
Foreign currency transactions	-	-	(3,487)	90,350
Net realized gain (loss)	1,450,528	1,458,302	707,495	268,751
Capital gain distribution from portfolio funds	165,743	660	-	-
Net change in unrealized appreciation/depreciation on:
Investments	(386,570)	30,202	2,771,571	220,233
Purchased options contracts	(19,004)	-	(6,911)	8,313
Securities sold short	-	-	(2,953,628)	(1,218,042)
Written options contracts	-	-	(837)	(473)
Foreign currency transactions	-	-	75,643	94,809
Net change in unrealized appreciation/depreciation	(405,574)	30,202	(114,162)	(895,160)

Net realized and unrealized gain (loss)	1,210,697	1,489,164	593,333	(626,409)

Net Increase (Decrease) in Net Assets from Operations	$1,252,912	$1,626,475	$(148,991)	$(1,939,229)

[1]	Fiscal year end changed to September 30, effective August 1, 2021.
[2]	Fiscal year end changed to September 30, effective January 1, 2021.

See accompanying Notes to Financial Statements.

48

AXS Funds

STATEMENTS OF OPERATIONS - CONTINUED

	Alternative Value Fund		Market Neutral Fund
	For the Period July 1, 2021 through September 30, 2021[3]	For the Year Ended June 30, 2021	For the Period July 1, 2021 through September 30, 2021[3]	For the Year Ended June 30, 2021
Investment Income:
Dividends (net of foreign withholding taxes of $0, $0, $0 and $0, respectively)	$8,974	$57,990	$74,355	$607,777
Interest	2	13	1	768
Total investment income	8,976	58,003	74,356	608,545

Expenses:
Advisory fees	2,264	16,231	38,717	309,366
Shareholder servicing fees (Note 7)	-	-	-	-
Distribution fees - Investor Class (Note 8)	427	1,195	1,346	11,020
Fund accounting and administration fees	2,240	103,819	820	150,223
Transfer agent fees and expenses	91	14,493	1,416	11,921
Custody fees	906	24,628	1,481	22,487
Registration fees	8,066	43,510	7,445	75,782
Auditing fees	6,294	23,707	5,275	24,726
Trustees' fees and expenses	88	13,762	829	14,441
Shareholder reporting fees	1,512	20,116	2,017	20,712
Legal fees	2,193	18,125	4,033	29,321
Miscellaneous	1,008	16,687	1,008	20,355
Chief Compliance Officer fees	800	14,622	1,085	15,296
Insurance fees	21	1,058	213	7,168
Dividends on securities sold short	-	-	46,666	428,184
Interest expense	1,628	13,352	26,822	126,261
Sub-transfer agent fees and expenses	313	805	3,494	4,876
Total expenses	27,851	326,110	142,667	1,272,139
Advisory fees waived	(2,264)	(16,231)	(27,485)	(309,366)
Voluntary advisory fees waived	-	-	-	-
Other expenses absorbed	(20,544)	(274,087)	-	(76,636)
Fees paid indirectly (Note 3)	(26)	(21)	(246)	(259)
Net expenses	5,017	35,771	114,936	885,878
Net investment income (loss)	3,959	22,232	(40,580)	(277,333)

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	37,247	663,466	952,192	6,220,135
Purchased options contracts	-	-	-	-
Securities sold short	-	-	(604,010)	(6,415,488)
Written options contracts	-	-	-	-
Foreign currency transactions	-	-	-	-
Net realized gain (loss)	37,247	663,466	348,182	(195,353)
Capital gain distribution from portfolio funds	-	-	-	-
Net change in unrealized appreciation/depreciation on:
Investments	(79,850)	850,401	(1,024,705)	(153,543)
Purchased options contracts	-	-	-	-
Securities sold short	-	-	587,233	(18,848)
Written options contracts	-	-	-	-
Foreign currency transactions	-	-	-	-
Net change in unrealized appreciation/depreciation	(79,850)	850,401	(437,472)	(172,391)

Net realized and unrealized gain (loss)	(42,603)	1,513,867	(89,290)	(367,744)

Net Increase (Decrease) in Net Assets from Operations	$(38,644)	$1,536,099	$(129,870)	$(645,077)

[3]	Fiscal year end changed to September 30, effective July 1, 2021.

See accompanying Notes to Financial Statements.

49

AXS All Terrain Opportunity Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Period November 1, 2020 through September 30, 2021[1]	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$42,215	$137,311	$530,844
Net realized gain on investments and purchased options contracts	1,450,528	1,458,302	328,386
Capital gain distributions from regulated investment companies	165,743	660	4,972
Net change in unrealized appreciation/depreciation investments and purchased options contracts	(405,574)	30,202	102,363
Net increase in net assets resulting from operations	1,252,912	1,626,475	966,565

Distributions to Shareholders:
Total distributions to shareholders	(897,554)	(1,401,286)	(1,900,833)

Capital Transactions:
Net proceeds from shares sold	3,946,940	5,214,149	1,194,085
Reinvestment of distributions	897,554	1,401,286	1,900,834
Cost of shares redeemed[2]	(7,621,418)	(5,507,744)	(5,345,357)
Net increase (decrease) in net assets from capital transactions	(2,776,924)	1,107,691	(2,250,438)

Total increase (decrease) in net assets	(2,421,566)	1,332,880	(3,184,706)

Net Assets:
Beginning of period	29,633,151	28,300,271	31,484,977
End of period	$27,211,585	$29,633,151	$28,300,271

Capital Share Transactions:
Shares sold	151,259	215,089	47,271
Shares reinvested	35,561	56,145	76,645
Shares redeemed	(293,938)	(218,036)	(212,236)
Net increase (decrease) in capital share transactions	(107,118)	53,198	(88,320)

[1]	Fiscal year end changed to September 30, effective August 1, 2021.
[2]	Net of redemption fee proceeds of $50, $0, and $50, respectively.

See accompanying Notes to Financial Statements.

50

AXS Merger Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Period January 1, 2021 through September 30, 2021*[1]	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
Increase (Decrease) in Net Assets from:
Operations:
Net investment loss	$(742,324)	$(1,312,820)	$(761,666)
Net realized gain on investments, securities sold short, written options contracts and foreign currency transactions	707,495	268,751	7,370,637
Net change in unrealized appreciation/depreciation on investments, securities sold shorts, written options contracts and foreign currency translations	(114,162)	(895,160)	1,235,625
Net decrease in net assets resulting from operations	(148,991)	(1,939,229)	7,844,596

Distributions to Shareholders:
Distributions:
Investor Class	-	(31,165)	(90,788)
Class I	-	(1,951,033)	(7,212,987)
Total distributions to shareholders	-	(1,982,198)	(7,303,775)

Capital Transactions:
Net proceeds from shares sold:
Investor Class	70,194	108,500	278,537
Class I	20,103,472	20,017,461	29,729,109
Reinvestment of distributions:
Investor Class	-	27,882	81,249
Class I	-	1,922,593	7,105,254
Cost of shares redeemed:
Investor Class[2]	(166,376)	(453,638)	(319,523)
Class I3	(41,313,519)	(85,346,652)	(51,244,921)
Net decrease in net assets from capital transactions	(21,306,229)	(63,723,854)	(14,370,295)

Total decrease in net assets	(21,455,220)	(67,645,281)	(13,829,474)

Net Assets:
Beginning of period	98,402,240	166,047,521	179,876,995
End of period	$76,947,020	$98,402,240	$166,047,521

Capital Share Transactions:
Shares sold:
Investor Class	6,790	10,557	25,832
Class I	1,887,493	1,910,931	2,688,099
Shares reinvested:
Investor Class	-	2,696	7,745
Class I	-	180,865	660,340
Shares redeemed:
Investor Class	(16,027)	(44,219)	(29,712)
Class I	(3,885,449)	(8,179,672)	(4,654,842)
Net decrease in capital share transactions	(2,007,193)	(6,118,842)	(1,302,538)

*	Fiscal year end changed to September 30, effective January 1, 2021.

[1]	With the Plan of Reorganization with respect to the Kellner Merger Fund, Investor Class and Institutional Class shareholders received Investor Class and Class I shares of the AXS Merger Fund, respectively, effective as of the close of business on January 22, 2021. See Note 1 in the accompanying Notes to Financial Statements.

[2]	Net of redemption fee proceeds of $25, $0 and $0, respectively.

[3]	Net of redemption fee proceeds of $1,492, $0 and $0, respectively.

See accompanying Notes to Financial Statements.

51

AXS Alternative Value Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Period July 1, 2021 through September 30, 2021*	For the Year Ended June 30, 2021[1]	For the Year Ended June 30, 2020
Increase (Decrease) in Net Assets From:
Operations:
Net investment income	$3,959	$22,232	$335,609
Net realized gain on investments	37,247	663,466	625,973
Net change in unrealized appreciation/depreciation on investments	(79,850)	850,401	(2,580,661)
Net increase (decrease) in net assets resulting from operations	(38,644)	1,536,099	(1,619,079)

Distributions to shareholders:
Distributions:
Investor Class	-	(47,914)	(78,029)
Class I	-	(89,850)	(1,903,561)
Total distributions to shareholders	-	(137,764)	(1,981,590)

Capital Transactions:
Net proceeds from shares sold:
Investor Class	264,789	285,324	1,146,545
Class I	105,200	168,778	4,860,219
Reinvestment of distributions:
Investor Class	-	47,914	78,029
Class I	-	89,850	1,903,562
Cost of shares redeemed:
Investor Class[2]	(199,094)	(428,995)	(959,662)
Class I3	-	(11,599,747)	(12,613,624)
Net increase (decrease) in net assets from capital transactions	170,895	(11,436,876)	(5,584,931)

Total increase (decrease) in net assets	132,251	(10,038,541)	(9,185,600)

Net Assets:
Beginning of year	1,267,799	11,306,340	20,491,940
End of year	$1,400,050	$1,267,799	$11,306,340

Capital Share Transactions:
Shares sold:
Investor Class	24,431	30,434	121,063
Class I	10,013	16,895	515,604
Shares reinvested:
Investor Class	-	5,342	8,301
Class I	-	10,039	202,722
Shares redeemed:
Investor Class	(18,707)	(46,740)	(120,916)
Class I	-	(1,281,710)	(1,513,379)
Net increase (decrease) in capital share transactions	15,737	(1,265,740)	(786,605)

*	Fiscal year end changed to September 30, effective July 1, 2021.

[1]	With the Plan of Reorganization with respect to the AXS Alternative Value Fund (formerly, Cognios Large Cap Value Fund), Investor Class and Institutional Class shareholders received Investor Class and Class I shares of the AXS Alternative Value Fund, respectively, effective as of the close of business on March 5, 2021. See Note 1 in the accompanying Notes to Financial Statements.

[2]	Net of redemption fees of $997, $0 and $0, respectively.

[3]	Net of redemption fees of $0, $382 and $0, respectively.

See accompanying Notes to Financial Statements.

52

AXS Market Neutral Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Period July 1, 2021 through September 30, 2021*	For the Year Ended June 30, 2021[1]	For the Year Ended June 30, 2020
Increase (Decrease) in Net Assets From:
Operations:
Net investment loss	$(40,580)	$(277,333)	$(576,863)
Net realized gain (loss)	348,182	(195,353)	(4,315,752)
Net change in unrealized appreciation/depreciation on investments and securities sold short	(437,472)	(172,391)	6,315,285
Net increase (decrease) in net assets resulting from operations	(129,870)	(645,077)	1,422,670

Capital Transactions:
Net proceeds from shares sold:
Investor Class	45,663	1,461,001	2,203,175
Class I	76,582	1,537,662	8,659,564
Cost of shares redeemed:
Investor Class[2]	(165,881)	(6,188,254)	(13,188,820)
Class I3	(2,016,018)	(23,029,121)	(52,963,742)
Net decrease in net assets from capital transactions	(2,059,654)	(26,218,712)	(55,289,823)

Total decrease in net assets	(2,189,524)	(26,863,789)	(53,867,153)

Net Assets:
Beginning of period	11,724,786	38,588,575	92,455,728
End of period	$9,535,262	$11,724,786	$38,588,575

Capital Share Transactions:
Shares sold:
Investor Class	4,524	144,466	216,567
Class I	7,459	151,780	845,563
Shares redeemed:
Investor Class	(16,543)	(631,680)	(1,304,274)
Class I	(197,603)	(2,261,339)	(5,136,106)
Net decrease in capital share transactions	(202,163)	(2,596,773)	(5,378,250)

*	Fiscal year end changed to September 30, effective July 1, 2021.
[1]	With the Plan of Reorganization with respect to the AXS Market Neutral Fund (formerly, Cognios Market Neutral Large Cap Fund), Investor Class and Institutional Class shareholders received Investor Class and Class I shares of the AXS Market Neutral Fund, respectively, effective as of the close of business on March 5, 2021. See Note 1 in the accompanying Notes to Financial Statements.
[2]	Net of redemption fees of $0, $1,032 and $0, respectively.
[3]	Net of redemption fees of $0, $1,374 and $0, respectively.

See accompanying Notes to Financial Statements.

53

AXS Merger Fund

STATEMENT OF CASH FLOWS

	For the Period January 1, 2021 through September 30, 2021*	For the Year Ended December 31, 2020
Increase (Decrease) in Cash:
Cash flows provided by (used for) operating activities:
Net decrease in net assets resulting from operations	$(148,991)	$(1,939,229)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by (used for) operating activities:
Purchases of long-term investments	(156,248,337)	(202,082,368)
Sales of long-term investments	157,517,885	206,779,278
Return of capital dividends received	89,846	68,426
Purchased options contracts	(195,936)	-
Sale of options contracts	159,135	-
Proceeds from securities sold short	56,747,301	63,125,151
Cover short securities	(46,595,435)	(59,905,117)
Proceeds from written options contracts	178,958	15,634
Closed written options contracts	(50,839)	(132)
Sale of short-term investments, net	24,258,214	43,316,675
Increase (Decrease) in investment securities sold receivable	(36,439)	2,342,820
Increase (Decrease) in dividends and interest receivables	(55,860)	262,407
Increase in other assets	(9,354)	(2,355)
Increase (Decrease) in foreign currency payable	2,186,648	(5,139,691)
Decrease in deposits at broker	-	1,746,923
Decrease in payables for securities purchased	(1,023,978)	(5,810,505)
Decrease in advisory fees payable	(66,409)	(77,520)
Increase (Decrease) in payables for dividends and interest on securities sold short	33,908	(71,844)
Increase (Decrease) in accrued expenses	13,655	(10,825)
Net realized gain (loss)	(694,930)	2,560
Net change in unrealized appreciation/depreciation	189,805	989,969
Proceeds received through mergers	-	12,055,326
Net cash provided by operating activities	36,248,847	55,665,583

Cash flows provided by (used for) financing activities:
Proceeds from shares sold	20,412,720	20,032,961
Cost of shares redeemed	(44,339,823)	(83,050,171)
Dividends paid to shareholders, net of reinvestments	-	(31,723)
Net cash used for financing activities	(23,927,103)	(63,048,933)

Net increase in cash	12,321,744	(7,383,350)

Cash and cash equivalents
Beginning cash balance	29,000	7,412,350
Beginning cash held at broker	24,804,079	-
Total beginning cash and cash equivalents	24,833,079	7,412,350

Ending cash balance	36,640	29,000
Ending cash held at broker	37,118,183	-
Total ending cash and cash equivalents	$37,154,823	$29,000
Supplemental disclosure of interest expense paid	$144,647	$-

*	Fiscal year end changed to September 30, effective January 1, 2021.

See accompanying Notes to Financial Statements.

54

AXS Market Neutral Fund

STATEMENT OF CASH FLOWS

	For the Period July 1, 2021 through September 30, 2021*	For the Year Ended June 30, 2021
Increase (Decrease) in Cash:
Cash flows provided by (used for) operating activities:
Net decrease in net assets resulting from operations	$(129,870)	$(645,077)
Adjustments to reconcile net increase in net assets from operations to net cash provided by (used for) operating activities:
Purchases of long-term investments	(2,222,748)	(23,295,723)
Sales of long-term investments	5,816,013	60,747,591
Proceeds from securities sold short	1,462,327	18,346,964
Cover short securities	(3,429,619)	(49,328,519)
Sale (Purchase) of short-term investments, net	(37,474)	18,740
Decrease (Increase) in Due from Advisor	7,086	(7,086)
Decrease in dividends and interest receivables	2,433	39,724
Decrease in other assets	312	17,935
Decrease in payables for dividends on securities sold short and interest expense	(1,278)	(66,319)
Increase (Decrease) in advisory fees payable	1,049	(17,119)
Increase in accrued expenses	9,374	66,129
Net realized loss (gain)	(348,182)	287,166
Net change in unrealized appreciation/depreciation	437,472	172,391
Net cash provided by operating activities	1,566,895	6,336,797

Cash flows provided by (used for) financing activities:
Borrowings from Broker	3,894,568	-
Proceeds from shares sold	121,245	2,999,269
Cost of shares redeemed	(2,182,145)	(29,288,156)
Net cash provided by (used for) financing activities	1,833,668	(26,288,887)

Net increase (decrease) in cash	3,400,563	(19,952,090)

Cash and cash equivalents
Beginning cash held at broker	39,959	3,128,075
Beginning segregated cash held by custodian	5,560,156	22,424,130
Total beginning cash and cash equivalents	5,600,115	25,552,205

Ending cash balance	8,585	39,959
Ending cash held at broker	8,992,093	5,560,156
Total ending cash and cash equivalents	$9,000,678	$5,600,115
Supplemental disclosure of interest expense paid	$26,566	$118,636

*	Fiscal year end changed to September 30, effective July 1, 2021.

See accompanying Notes to Financial Statements.

55

 AXS All Terrain Opportunity Fund

FINANCIAL HIGHLIGHTS

Institutional Class

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Period November 1, 2020 through September 30,	For the Year Ended October 31,
	2021[1]	2020	2019	2018	2017	2016
Net asset value, beginning of period	$25.24	$25.25	$26.04	$25.57	$24.23	$24.39
Income from Investment Operations:
Net investment income[2,3]	0.04	0.12	0.44	0.37	0.60	0.60
Net realized and unrealized gain (loss)	1.01	1.16	0.35	0.47	1.33	(0.18)
Total from investment operations	1.05	1.28	0.79	0.84	1.93	0.42
Less Distributions:
From net investment income	(0.07)	(0.69)	(0.45)	(0.37)	(0.59)	(0.58)
From net realized gain	(0.72)	(0.60)	(1.13)	-	-	-
Total distributions	(0.79)	(1.29)	(1.58)	(0.37)	(0.59)	(0.58)
Redemption fee proceeds[2]	- [4]	-	- [4]	-	- [4]	-
Net asset value, end of period	$25.50	$25.24	$25.25	$26.04	$25.57	$24.23
Total return[5]	4.21%[6]	5.24%	3.28%	3.23%	8.05%	1.74%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$27,212	$29,633	$28,300	$31,485	$33,470	$33,429
Ratio of expenses to average net assets (including interest expense):
Before fees waived and expenses absorbed[7]	2.05%[8]	2.24%	2.15%	2.20%	2.34%	2.69%
After fees waived and expenses absorbed[7,9]	1.60%[8]	1.41%	1.52%	1.39%	1.49%[10]	1.78%
Ratio of net investment income (loss) to average net assets (including interest expense):
Before fees waived and expenses absorbed[3]	(0.29)%[8]	(0.34)%	1.12%	0.62%	1.54%	1.56%
After fees waived and expenses absorbed[3]	0.16%[8]	0.49%	1.75%	1.43%	2.39%	2.47%
Portfolio turnover rate	655%[6]	1,445%	799%	550%	280%	206%

[1]	Fiscal year end changed to September 30, effective August 1, 2021.
[2]	Based on average shares outstanding for the period.
[3]	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.
[4]	Amount represents less than $0.01 per share.
[5]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Prior to September 16, 2016, returns shown include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Prior to September 16, 2016, returns shown do not include payment of sales load of 5.75% of offering price which is reduced on sales of $25,000 or more. If the sales charge was included, total returns would be lower.
[6]	Not annualized.

See accompanying Notes to Financial Statements.

56

AXS All Terrain Opportunity Fund

FINANCIAL HIGHLIGHTS - Continued

Institutional Class

[7]	Does not include expenses of the investment companies in which the Fund invests.
[8]	Annualized.
[9]	Effective May 1, 2017, the Advisor has contractually agreed to limit the operating expenses to 1.60% of the Institutional Class. Effective September 16, 2016, the Advisor has contractually agreed to limit the annual operating expenses to 1.70% of the Institutional Class which was re-designed from Class A on that date. Prior to September 16, 2016, the Advisor had contractually agreed to limit the annual operating expeses of Class A to 1.95%.
[10]	If interest expense on cash due to broker had been excluded, the expense ratio would have been lowered by 0.01% for the year ended October 31, 2017.

See accompanying Notes to Financial Statements.

57

AXS Merger Fund

FINANCIAL HIGHLIGHTS

Investor Class*

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Period January 1, 2021 through September	For the Year Ended December 31,
	30, 2021**	2020	2019	2018	2017	2016
Net asset value, beginning of period	$10.33	$10.52	$10.54	$10.53	$10.22	$10.30
Income from Investment Operations:
Net investment loss[1]	(0.12)	(0.14)	(0.08)	(0.10)	(0.15)	(0.16)
Net realized and unrealized gain	0.08	0.15	0.55	0.19	0.46	0.13
Total from investment operations	(0.04)	0.01	0.47	0.09	0.31	(0.03)

Less Distributions:
From net realized gain	-	(0.20)	(0.49)	(0.08)	-	(0.05)
Total distributions	-	(0.20)	(0.49)	(0.08)	-	(0.05)

Redemption fee proceeds[1]	- [2]	-	-	-	-	-

Net asset value, end of period	$10.29	$10.33	$10.52	$10.54	$10.53	$10.22

Total return[3]	(0.39)%[5]	0.08%	4.48%	0.88%	3.03%	(0.30)%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,532	$1,634	$1,990	$1,954	$4,306	$6,370

Ratio of expenses to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed	2.81%[4,6]	2.31%[6,7]	2.53%[6]	2.28%[6]	2.38%[6]	2.26%[6]
After fees waived and expenses absorbed	2.61%[4,6]	2.26%[6,7]	2.53%[6]	2.31%[6]	2.38%[6]	2.26%[6]
Ratio of net investment loss to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed	(1.68)%[4]	(1.39)%	(0.71)%	(0.88)%	(1.51)%	(1.55)%
After fees waived and expenses absorbed	(1.48)%[4]	(1.34)%	(0.71)%	(0.91)%	(1.51)%	(1.55)%

Portfolio turnover rate	184%[5]	256%	298%	285%	218%	224%

*	Financial information from January 1, 2016 through December 31, 2020 is for the Kellner Merger Fund, which was reorganized into the AXS Merger Fund as of the close of business on January 22, 2021. See Note 1 in the accompanying Notes to Financial Statements.
**	Fiscal year end changed to September 30, effective January 1, 2021.
[1]	Based on average daily shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been higher/lower had expenses not been recovered/waived and absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	Annualized.
[5]	Not annualized.
[6]	If dividends on securities sold short, interest expense and extraordinary expenses had been excluded, the expense ratios would have been lowered by 0.86% for the period January 1, 2021 through September 30, 2021. For the years ended December 31, 2020, 2019, 2018, 2017 and 2016, the ratios would have been lowered by 0.51%, 0.78%, 0.56%, 0.63% and 0.51%, respectively.
[7]	Includes extraordinary expenses of 0.02% that occurred during the Fund’s fiscal year ended December 31, 2020.

See accompanying Notes to Financial Statements.

58

AXS Merger Fund

FINANCIAL HIGHLIGHTS

Class I*

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Period January 1, 2021 through September	For the Year Ended December 31,
	30, 2021**	2020	2019	2018	2017	2016
Net asset value, beginning of period	$10.62	$10.79	$10.78	$10.74	$10.40	$10.45
Income from Investment Operations:
Net investment loss[1]	(0.10)	(0.11)	(0.05)	(0.07)	(0.13)	(0.13)
Net realized and unrealized gain	0.08	0.15	0.55	0.19	0.47	0.13
Total from investment operations	(0.02)	0.04	0.50	0.12	0.34	-

Less Distributions:
From net investment income	-	(0.01)	-	-	-	-
From net realized gain	-	(0.20)	(0.49)	(0.08)	-	(0.05)
Total distributions	-	(0.21)	(0.49)	(0.08)	-	(0.05)

Redemption fee proceeds[1]	- [2]	-	-	-	-	-

Net asset value, end of period	$10.60	$10.62	$10.79	$10.78	$10.74	$10.40

Total return[3]	(0.19)%[5]	0.37%	4.66%	1.15%	3.27%	(0.01)%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$75,415	$96,768	$164,058	$177,923	$147,941	$149,800

Ratio of expenses to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed	2.56%[4,6]	2.06%[6,7]	2.28%[6]	2.06%[6]	2.09%[6]	2.01%[6]
After fees waived and expenses absorbed	2.36%[4,6]	2.01%[6,7]	2.28%[6]	2.09%[6]	2.09%[6]	2.01%[6]
Ratio of net investment loss to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed	(1.43)%[4]	(1.11)%	(0.45)%	(0.64)%	(1.21)%	(1.30)%
After fees waived and expenses absorbed	(1.23)%[4]	(1.06)%	(0.45)%	(0.67)%	(1.21)%	(1.30)%

Portfolio turnover rate	184%[5]	256%	298%	285%	218%	224%

*	Financial information from January 1, 2016 through December 31, 2020 is for the Kellner Merger Fund, which was reorganized into the AXS Merger Fund as of the close of business on January 22, 2021. See Note 1 in the accompanying Notes to Financial Statements.
**	Fiscal year end changed to September 30, effective January 1, 2021.
[1]	Based on average daily shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been higher/lower had expenses not been recovered/waived and absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	Annualized.
[5]	Not annualized.
[6]	If dividends on securities sold short, interest expense and extraordinary expenses had been excluded, the expense ratios would have been lowered by 0.86% for the period January 1, 2021 through September 30, 2021. For the years ended December 31, 2020, 2019, 2018, 2017 and 2016, the ratios would have been lowered by 0.51%, 0.78%, 0.59%, 0.59% and 0.51%, respectively.
[7]	Includes extraordinary expenses of 0.02% that occurred during the Fund’s fiscal year ended December 31, 2020.

See accompanying Notes to Financial Statements.

59

AXS Alternative Value Fund

FINANCIAL HIGHLIGHTS

Investor Class*

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Period July 1, 2021 through September	For the Year Ended June 30,				For the Period October 3, 2016*** through June
	30, 2021**	2021	2020	2019	2018	30, 2017
Net asset value, beginning of period	$10.58	$8.16	$9.44	$10.23	$10.79	$10.00
Income from Investment Operations:
Net investment income[1]	0.03	0.07	0.10	0.11	0.12	0.04
Net realized and unrealized gain (loss)	(0.30)	3.39	(0.65)	0.92	1.29	0.75
Total from investment operations	(0.27)	3.46	(0.55)	1.03	1.41	0.79

Less Distributions:
From net investment income	-	(1.04)	(0.08)	(0.19)	(0.18)	- [2]
From net realized gain	-	-	(0.65)	(1.63)	(1.79)	-
Total distributions	-	(1.04)	(0.73)	(1.82)	(1.97)	-

Redemption fee proceeds[1]	0.02	-	-	-	-	-

Net asset value, end of period	$10.33	$10.58	$8.16	$9.44	$10.23	$10.79

Total return[3]	(2.36)%[5]	44.75%	(6.89)%	12.90%	13.58%	7.92%[5]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$629	$584	$540	$545	$25	$11

Ratio of expenses to average net assets (including interest expense):
Before fees waived and expenses absorbed[4]	8.13%[6]	13.41%	2.87%	2.96%	1.62%	1.52%[6]
After fees waived and expenses absorbed[4]	1.57%[6]	1.65%	2.02%	2.07%	1.10%	1.10%[6]
Ratio of net investment income (loss) to average net assets (including interest expense):
Before fees waived and expenses absorbed	(5.55)%[6]	(11.06)%	2.01%	2.28%	1.37%	1.21%[6]
After fees waived and expenses absorbed	1.01%[6]	0.70%	1.16%	1.39%	0.85%	0.79%[6]

Portfolio turnover rate	6%[5]	50%	74%	64%	84%	24%[5]

*	Financial information from October 3, 2016 through March 5, 2021 is for the AXS Alternative Value Fund (formerly, Cognios Large Cap Value Fund), which was reorganized into the AXS Alternative Value Fund as of the close of business on March 5, 2021. See Note 1 in the accompanying Notes to Financial Statements.
**	Fiscal year end changed to September 30, effective July 1, 2021.
***	Commencement of operations.
[1]	Calculated based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown include 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	If interest expense had been excluded, the expense ratios would have been lowered by 0.47% for the period July 1, 2021 through September 30, 2021. For the periods ended June 30, 2021, 2020, 2019, 2018 and 2017, the ratios would have been lowered by 0.55%, 0.92%, 0.97%, 0.00% and 0.00%, respectively.
[5]	Not annualized.
[6]	Annualized.

See accompanying Notes to Financial Statements.

60

AXS Alternative Value Fund

FINANCIAL HIGHLIGHTS

Class I*

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Period July 1, 2021 through September	For the Year Ended June 30,				For the Period October 3, 2016*** through June
	30, 2021**	2021	2020	2019	2018	30, 2017
Net asset value, beginning of period	$10.58	$8.16	$9.43	$10.25	$10.80	$10.00
Income from Investment Operations:
Net investment income [1]	0.03	0.08	0.13	0.18	0.20	0.06
Net realized and unrealized gain (loss)	(0.28)	3.42	(0.66)	0.82	1.23	0.75
Total from investment operations	(0.25)	3.50	(0.53)	1.00	1.43	0.81

Less Distributions:
From net investment income	-	(1.08)	(0.09)	(0.19)	(0.19)	(0.01)
From net realized gain	-	-	(0.65)	(1.63)	(1.79)	-
Total distributions	-	(1.08)	(0.74)	(1.82)	(1.98)	(0.01)

Redemption fee proceeds	-	- [2]	-	-	-	-

Net asset value, end of period	$10.33	$10.58	$8.16	$9.43	$10.25	$10.80

Total return[3]	(2.36)%[5]	45.36%	(6.67)%	12.56%	13.87%	8.09%[5]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$771	$684	$10,766	$19,947	$25,014	$40,514

Ratio of expenses to average net assets (including interest expense):
Before fees waived and expenses absorbed[4]	7.88%[6]	13.16%	2.62%	2.71%	1.37%	1.27%[6]
After fees waived and expenses absorbed[4]	1.32%[6]	1.40%	1.77%	1.82%	0.85%	0.85%[6]
Ratio of net investment income (loss) to average net assets (including interest expense):
Before fees waived and expenses absorbed	(5.30)%[6]	(10.81)%	2.26%	2.53%	1.62%	1.46%[6]
After fees waived and expenses absorbed	1.26%[6]	0.95%	1.41%	1.64%	1.10%	1.04%[6]

Portfolio turnover rate	6%[5]	50%	74%	64%	84%	24%[5]

*	Financial information from October 3, 2016 through March 5, 2021 is for the AXS Alternative Value Fund (formerly, Cognios Large Cap Value Fund), which was reorganized into the AXS Alternative Value Fund as of the close of business on March 5, 2021. See Note 1 in the accompanying Notes to Financial Statements.
**	Fiscal year end changed to September 30, effective July 1, 2021.
***	Commencement of operations.
[1]	Calculated based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had fees not been waived or absorbed by the Advisor. These returns do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.
[4]	If interest expense had been excluded, the expense ratios would have been lowered by 0.47% for the period July 1, 2021 through September 30, 2021. For the periods ended June 30, 2021, 2020, 2019, 2018 and 2017, the ratios would have been lowered by 0.55%, 0.92%, 0.97%, 0.00% and 0.00%, respectively.
[5]	Not annualized.
[6]	Annualized.

See accompanying Notes to Financial Statements.

61

AXS Market Neutral Fund

FINANCIAL HIGHLIGHTS

Investor Class*

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Period July 1, 2021 through September	For the Year Ended June 30,			For the Period October 1, 2017 through June	For the Year Ended September 30,
	30, 2021**	2021	2020	2019	30, 2018	2017	2016
Net asset value, beginning of period	$10.06	$10.15	$10.00	$10.31	$9.32	$9.93	$9.68
Income from Investment Operations:
Net investment loss[1]	(0.04)	(0.15)	(0.11)	(0.05)	(0.08)	(0.13)	(0.15)
Net realized and unrealized gain (loss)	(0.08)	0.06	0.26	(0.26)	1.07	(0.33)	0.45
Total from investment operations	(0.12)	(0.09)	0.15	(0.31)	0.99	(0.46)	0.30

Less Distributions:
From net realized gain	-	-	-	-	-	(0.15)	(0.05)
Total distributions	-	-	-	-	-	(0.15)	(0.05)

Redemption fee proceeds[1]	-	- [2]	-	-	-	-	-

Net asset value, end of period	$9.94	$10.06	$10.15	$10.00	$10.31	$9.32	$9.93

Total return[3]	(1.19)%[5]	(0.89)%	1.50%	(3.01)%	10.62%[5]	(4.65)%	3.15%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$2,042	$2,188	$7,155	$17,931	$19,771	$22,997	$43,779

Ratio of expenses to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed[4]	5.36%[6]	5.97%	4.86%	4.27%	4.09%[6]	3.87%	4.07%
After fees waived and expenses absorbed[4]	4.36%[6]	4.22%	4.34%	3.88%	3.66%[6,7]	3.72%	3.80%
Ratio of net investment loss to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed	(2.67)%[6]	(3.21)%	(1.61)%	(0.65)%	(1.41)%[6]	(1.57)%	(1.80)%
After fees waived and expenses absorbed	(1.67)%[6]	(1.46)%	(1.09)%	(0.26)%	(0.98)%[6]	(1.42)%	(1.53)%

Portfolio turnover rate	15%[5]	91%	137%	159%	104%[5]	277%	250%

*	Financial information for the year ended September 30, 2016 through March 5, 2021 is for the AXS Market Neutral Fund (formerly, Cognios Market Neutral Large Cap Fund), which was reorganized into the AXS Market Neutral Fund as of the close of business on March 5, 2021. See Note 1 in the accompanying Notes to Financial Statements.
**	Fiscal year end changed to September 30, effective July 1, 2021.
[1]	Calculated based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown include 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	If interest expense and dividends on securities sold short had been excluded, the expense ratios would have been lowered by 2.66% for the period ended September 30, 2021. For the periods ended June 30, 2021, 2020, 2019, 2018 and the periods ended September 30, 2017 and 2016, the ratios would have been lowered by 2.52%, 2.64%, 2.19%, 1.79%, 1.77% and 1.85%, respectively.
[5]	Not annualized.
[6]	Annualized.
[7]	Contractual expense limitation changed from 1.95% to 1.70% effective May 5, 2018.

See accompanying Notes to Financial Statements.

62

AXS Market Neutral Fund

FINANCIAL HIGHLIGHTS

Class I*

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Period July 1, 2021 through September	For the Year Ended June 30,			For the Period October 1, 2017 through June	For the Year Ended September 30,
	30, 2021**	2021	2020	2019	30, 2018	2017	2016
Net asset value, beginning of period	$10.28	$10.35	$10.17	$10.46	$9.44	$10.02	$9.76
Income from Investment Operations:
Net investment income (loss)[1]	(0.04)	(0.12)	(0.08)	0.01	(0.05)	(0.11)	(0.13)
Net realized and unrealized gain (loss)	(0.09)	0.05	0.26	(0.30)	1.07	(0.32)	0.44
Total from investment operations	(0.13)	(0.07)	0.18	(0.29)	1.02	(0.43)	0.31

Less Distributions:
From net realized gain	-	-	-	-	-	(0.15)	(0.05)
Total distributions	-	-	-	-	-	(0.15)	(0.05)

Redemption fee proceeds	-	- [2]	-	-	-	-	-

Net asset value, end of period	$10.15	$10.28	$10.35	$10.17	$10.46	$9.44	$10.02

Total return[3]	(1.26)%[5]	(0.68)%	1.77%	(2.77)%	10.81%[5]	(4.31)%	3.23%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$7,493	$9,537	$31,433	$74,525	$44,363	$38,856	$113,499

Ratio of expenses to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed[4]	5.11%[6]	5.72%	4.61%	4.02%	3.84%[6]	3.62%	3.83%
After fees waived and expenses absorbed[4]	4.11%[6]	3.97%	4.09%	3.63%	3.41%[6,7]	3.47%	3.55%
Ratio of net investment loss to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed	(2.42)%[6]	(2.96)%	(1.36)%	(0.40)%	(1.16)%[6]	(1.29)%	(1.58)%
After fees waived and expenses absorbed	(1.42)%[6]	(1.21)%	(0.84)%	(0.01)%	(0.73)%[6]	(1.14)%	(1.30)%

Portfolio turnover rate	15%[5]	91%	137%	159%	104%[5]	277%	250%

*	Financial information for the year ended September 30, 2016 through March 5, 2021 is for the AXS Market Neutral Fund (formerly, Cognios Market Neutral Large Cap Fund), which was reorganized into the AXS Market Neutral Fund as of the close of business on March 5, 2021. See Note 1 in the accompanying Notes to Financial Statements.
**	Fiscal year end changed to September 30, effective July 1, 2021.
[1]	Calculated based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had fees not been waived or absorbed by the Advisor. These returns do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.
[4]	If interest expense and dividends on securities sold short had been excluded, the expense ratios would have been lowered by 2.66% for the period ended September 30, 2021. For the periods ended June 30, 2021, 2020, 2019, 2018 and the periods ended September 30, 2017 and 2016, the ratios would have been lowered by 2.52%, 2.64%, 2.19%, 1.79%, 1.77% and 1.85%, respectively.
[5]	Not annualized.
[6]	Annualized.
[7]	Contractual expense limitation changed from 1.75% to 1.45% effective May 5, 2018.

See accompanying Notes to Financial Statements.

63

AXS Funds

NOTES TO FINANCIAL STATEMENTS

September 30, 2021

Note 1 – Organization

AXS All Terrain Opportunity Fund (the “All Terrain Opportunity Fund”), AXS Merger Fund (the “Merger Fund”), AXS Alternative Value Fund (the ‘‘Alternative Value Fund’’) and AXS Market Neutral Fund (the “Market Neutral Fund”) (each a “Fund” and collectively the ‘‘Funds’’) are organized as a series of Investment Managers Series Trust II, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Merger Fund is a non-diversified fund. The All Terrain Opportunity Fund, Alternative Value Fund and Market Neutral Fund are diversified funds.

The All Terrain Opportunity Fund seeks to provide capital appreciation with positive returns in all market conditions. Effective August 1, 2021, the All Terrain Opportunity Fund changed fiscal year end from October 31 to September 30.

The All Terrain Opportunity Fund commenced investment operations on November 3, 2014, with three classes of shares: Class A, Class C and Class I. Class I shares were liquidated on December 4, 2015. Class C shares were re-designated to Class I shares on August 29, 2016 and were subsequently liquidated on September 30, 2016. Class A shares were re-designated to Institutional Class on September 16, 2016.

The Merger Fund’s investment objective seeks to achieve positive risk-adjusted returns with less volatility than in the equity markets. Effective January 1, 2021, the Merger Fund changed fiscal year end from December 31 to September 30.

The Merger Fund commenced investment operations on January 25, 2021 with Investor Class shares and Class I shares. Prior to that date, the Merger Fund acquired the assets and assumed the liabilities of the Kellner Merger Fund (the "Merger Predecessor Fund"), a series of Advisors Series Trust, which offered two classes of shares, Investor Class shares and Institutional Class shares, in a tax-free reorganization as set out in the Agreement and Plan of Reorganization. The proposed Plan of Reorganization was approved by the Trust’s Board on October 20, 2020, by the Board of Advisors Series Trust on October 23, 2020, and by beneficial owners of the Merger Predecessor Fund on January 15, 2021. The tax-free reorganization was accomplished on January 22, 2021. As a result of the reorganization, the Merger Fund assumed the performance and accounting history of the Merger Predecessor Fund. Financial information included for the dates prior to the reorganization is that of the Merger Predecessor Fund.

The reorganization was accomplished by the following tax-free exchange in which each shareholder of the Merger Predecessor Fund received the same aggregate share net asset value in the corresponding classes as noted below:

	Shares Issued	Net Assets
Investor Class	158,344	$1,639,685
Class I	9,122,919	$97,119,730

The net unrealized appreciation of investments transferred was $372,944 as of the date of the acquisition.

The Alternative Value Fund’s investment objective is to seek long-term growth of capital. Effective July 1, 2021, the Alternative Value Fund changed fiscal year end from June 30 to September 30.

The Alternative Value Fund commenced investment operations on March 8, 2021 with Class I shares and Investor Class shares. Prior to that date, the Alternative Value Fund acquired the assets and assumed the liabilities of the AXS Alternative Value Fund (formerly, Cognios Large Cap Value Fund) (the "Alternative Value Predecessor Fund"), a series of M3Sixty Funds Trust, which offered two classes of shares, Investor Class shares and Institutional Class shares, in a tax-free reorganization as set out in the Agreement and Plan of Reorganization. The proposed Plan of Reorganization was approved by the Trust’s Board on October 20, 2020, by the Board of M3Sixty Funds Trust on October 20, 2020, and by beneficial owners of the Alternative Value Predecessor Fund on February 26, 2021. The tax-free reorganization was accomplished on March 5, 2021. As a result of the reorganization, the Alternative Value Fund assumed the performance and accounting history of the Alternative Value Predecessor Fund. Financial information included for the dates prior to the reorganization is that of the Alternative Value Predecessor Fund.

64

AXS Funds

NOTES TO FINANCIAL STATEMENTS - Continued

September 30, 2021

The reorganization was accomplished by the following tax-free exchange in which each shareholder of the Alternative Value Predecessor Fund received the same aggregate share net asset value in the corresponding classes as noted below:

	Shares Issued	Net Assets
Investor Class	53,742	$497,821
Institutional Class	65,608	$606,912

The net unrealized appreciation of investments transferred was $143,049 as of the date of the acquisition.

The Market Neutral Fund’s investment objective is to seek long-term growth of capital independent of stock market direction. Effective July 1, 2021, the Market Neutral Fund changed fiscal year end from June 30 to September 30.

The Market Neutral Fund commenced investment operations on March 8, 2021 with Class I shares and Investor Class shares. Prior to that date, the Market Neutral Fund acquired the assets and assumed the liabilities of the AXS Market Neutral Fund (formerly, Cognios Market Neutral Large Cap Fund) (the “Market Neutral Predecessor Fund”), a series of M3Sixty Funds Trust, which offered two class of shares, Investor Class shares and Institutional Class shares in a tax-free reorganization as set out in the Agreement and Plan of Reorganization. The proposed Plan of Reorganization was approved by the Trust’s Board on October 20, 2020, by the Board of M3Sixty Funds Trust on October 20, 2020, and by beneficial owners of the Market Neutral Predecessor Fund on March 3, 2021. The tax-free reorganization was accomplished on March 5, 2021. As a result of the reorganization, the Market Neutral Fund assumed the performance and accounting history of the Market Neutral Predecessor Fund. Financial information included for the dates prior to the reorganization is that of the Market Neutral Predecessor Fund.

The reorganization was accomplished by the following tax-free exchange in which each shareholder of the Market Neutral Predecessor Fund received the same aggregate share net asset value in the corresponding classes as noted below:

	Shares Issued	Net Assets
Investor Class	246,342	$2,334,398
Institutional Class	1,189,884	$11,511,835

The net unrealized appreciation of investments transferred was $735,813 as of the date of the acquisition.

The shares of each class of each Fund represent an interest in the same portfolio of investments of each particular Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees.  Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative net assets.  Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

65

AXS Funds

NOTES TO FINANCIAL STATEMENTS - Continued

September 30, 2021

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

The Funds value equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Funds might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Funds’ advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

(b) Foreign Currency Translation

The Funds’ records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. The currencies are translated into U.S. dollars by using the exchange rates quoted as of 4:00 PM Eastern Standard Time. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Funds do not isolate that portion of their net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

66

AXS Funds

NOTES TO FINANCIAL STATEMENTS - Continued

September 30, 2021

(c) Short Sales

Short sales are transactions in which the Funds sell a security they do not own in anticipation of a decline in the value of that security. To complete such a transaction, the Funds must borrow the security to make delivery to the buyer. The Funds then are obligated to replace the security borrowed by purchasing the security at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Funds. When a security is sold short, a decrease in the value of the security will be recognized as a gain and an increase in the value of the security will be recognized as a loss, which is potentially limitless. Until the security is replaced, the Funds are required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan which is recorded as an expense. To borrow the security, the Funds also may be required to pay a premium or an interest fee, which are recorded as interest expense. Cash or securities are segregated for the broker to meet the necessary margin requirements. The Funds are subject to the risk that they may not always be able to close out a short position at a particular time or at an acceptable price.

(d) Options

The Funds may write or purchase options contracts primarily to generate gains from option premiums or to reduce overall portfolio risk. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss on investment transactions. The Fund, as a writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

(e) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Income and expenses of the Funds are allocated on a pro rata basis to each class of shares net relative assets, except for distribution and service fees which are unique to each class of shares. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately made.

(f) Federal Income Tax

The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized gains to their shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Funds.

67

AXS Funds

NOTES TO FINANCIAL STATEMENTS - Continued

September 30, 2021

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

The Income Tax Statement requires management of the Funds to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Funds’ current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of September 30, 2021, and during the prior three open tax years, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examinations in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(g) Distributions to Shareholders

The All Terrain Fund will make distributions of net investment income quarterly and net capital gains, if any, at least annually. The Merger Fund, Alternative Value Fund, and Market Neutral Fund will make distributions of net investment income and net capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

(h) Illiquid Securities

Pursuant to Rule 22e-4 under the 1940 Act, the Funds have adopted a Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Funds limit their illiquid investments that are assets to no more than 15% of net assets. An illiquid investment is any security which may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If the Advisor, at any time, determines that the value of illiquid securities held by the Funds exceed 15% of its net asset value, the Advisor will take such steps as it considers appropriate to reduce them as soon as reasonably practicable in accordance with the Funds’ written LRMP.

(i) Exchange Traded Funds (“ETFs”)

ETFs typically trade on securities exchanges and their shares may, at times, trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investing in ETFs, which are investment companies, may involve duplication of advisory fees and certain other expenses. As a result, Fund shareholders indirectly bear their proportionate share of these acquired expenses. Therefore, the cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in securities.

68

AXS Funds

NOTES TO FINANCIAL STATEMENTS - Continued

September 30, 2021

Each ETF in which the Funds invest is subject to specific risks, depending on the nature of the ETF. Each ETF is subject to the risks associated with direct ownership of the securities comprising the index on which the ETF is based. These risks could include liquidity risk, sector risk as well as risks associated with fixed-income securities.

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement (the “Agreement”) with AXS Investments LLC (the “Advisor”). Under the terms of the Agreement, the Funds pay twice a month investment advisory fee to the Advisor. The annual rates are listed by Fund in the table below:

Fund	Investment Advisory Fees	Investment Advisory Fees Tier 2	Investment Advisory Fees Tier 3
All Terrain Opportunity Fund	1.40%	-	-
Merger Fund	1.25%*	1.125%**	1.00%***
Alternative Value Fund	0.65%	-	-
Market Neutral Fund	1.40%	-	-

*	Fund’s average daily net assets up to $2 billion.
**	Fund’s average daily net assets between $2 billion and $4 billion.
***	Fund’s average daily net assets in excess of $4 billion.

The Advisor has contractually agreed to waive its fee and, if necessary, to absorb other operating expenses to ensure that total annual operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) in order to limit total annual operating expenses of each fund. These agreements are in effect until February 28, 2022 for the All Terrain Opportunity Fund, January 22, 2023 for the Merger Fund and March 5, 2023 for the Alternative Value Fund and the Market Neutral Fund, respectively, and they may be terminated before that date only by the Trust’s Board of Trustees. The table below contains the expense cap by Fund and by Class.

	Total Limit on Annual
	Operating Expenses
	Investor Class Shares	Class I Shares	Institutional Class Shares
All Terrain Opportunity Fund	-	-	1.60%
Merger Fund	1.75%	1.50%	-
Alternative Value Fund	1.10%	0.85%	-
Market Neutral Fund	1.70%	1.45%	-

The Advisor has engaged Kellner Management, L.P. (“Kellner”) to manage the Merger Fund’s overall investment program and pays Kellner from its advisory fees. The Advisor has engaged Quantitative Value Technologies, LLC d/b/a Cognios Capital (the “Cognios”) to manage the Alternative Value Fund and the Market Neutral Fund and pays Cognios from its advisory fees.

69

AXS Funds

NOTES TO FINANCIAL STATEMENTS - Continued

September 30, 2021

Prior to October 26, 2020, Castle Financial & Retirement Planning Associates, Inc. (“Castle Financial”) and Foothill Capital Management, LLC (“FCM”) served as co-investment advisors for the All Terrain Opportunity Fund. Under the terms of the prior co-advisory agreement, the All Terrain Opportunity Fund paid a monthly investment advisory fee to Castle Financial and FCM and at the annual rate of 0.56%, and 0.84%, respectively, of the All Terrain Opportunity Fund’s average daily net assets.

For the period November 1, 2020 through September 30, 2021, the Advisor waived a portion of its advisory fees totaling $116,052 for the All Terrain Opportunity Fund. The Advisor may recover from the All Terrain Opportunity Fund fees and/or expenses previously waived and/or absorbed if the All Terrain Opportunity Fund’s expense ratio, including the recovered expenses, falls below the expense limit at which they were waived.  The All Terrain Opportunity Fund’s advisor is permitted to seek reimbursement from the All Terrain Opportunity Fund, subject to certain limitations, of fees waived or payments made to the All Terrain Opportunity Fund for a period ending three full years after the date of the waiver or payment.  This reimbursement may be requested from the All Terrain Opportunity Fund if the reimbursement will not cause the All Terrain Opportunity Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or payments made, or (b) the expense limitation amount in effect at the time of the reimbursement. At September 30, 2021, the amount of these potentially recoverable expenses was $119,655. The Advisor may recapture all or a portion of this amount no later than the stated dates below:

October 31, 2023	$3,603
September 30, 2024	116,052
Total	$119,655

Prior to the close of business on January 22, 2021, investment advisory services were provided to the Merger Predecessor Fund by Kellner, which received investment management fees for its services pursuant to the terms of the investment advisory agreements for the Merger Predecessor Fund. The investment advisory fees were computed and accrued daily and paid monthly at an annual rate of 1.25% of the Merger Fund’s average daily net assets up to $2 billion in assets, 1.125% on assets between $2 billion to $4 billion, and 1.00% on assets in excess of $4 billion. The Merger Predecessor’s advisor had contractually agreed to waive its fees and/or pay for operating expenses of the Merger Predecessor Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, Rule 12b-1 fees, acquired fund fees and expenses (as determined in accordance with SEC Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.50% of the average daily net assets of the Predecessor Fund.

For the period January 23, 2021 through September 30, 2021, the Advisor waived advisory fees and absorbed other expenses totaling $91,243 for the Merger Fund. The Advisor is permitted to seek reimbursement from the Merger Fund, subject to certain limitations, of fees waived or payments made to the Merger Fund for a period ending three years after the date of the waiver or payment. This reimbursement may be requested from the Merger Fund if the reimbursement will not cause the Merger Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or payments made, or (b) the expense limitation amount in effect at the time of the reimbursement. The Advisor may recapture all or a portion of this amount no later than September 30 of the year stated below:

2024	$91,243
Total	$91,243

70

AXS Funds

NOTES TO FINANCIAL STATEMENTS - Continued

September 30, 2021

Kellner is permitted to seek reimbursement, subject to certain limitations, of fees waived or payments made by Kellner to the Merger Predecessor Fund prior to the Merger Predecessor Fund’s reorganization on January 22, 2021, for a period ending three years after the date of the waiver of payment. This reimbursement may be requested from the Merger Fund if the reimbursement will not cause the Merger Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or payments made, or (b) the expense limitation amount in effect at the time of the reimbursement. Reimbursements of fees waived or payments made will be made on a “first in, first out” basis so that the oldest fees waived or payments are satisfied first. Any reimbursement of fees waived or payments made by Kellner to the predecessor fund prior to the reorganization must be approved by the Trust’s Board of Trustees. Kellner may recapture all or a portion of this amount no later than dates stated below:

December 31, 2023	$53,286
January 31, 2024	24,404
Total	$77,690

Prior to the close of business on March 5, 2021, investment advisory services were provided to the Alternative Value Predecessor Fund and Market Neutral Predecessor Fund by Cognios for the period July 1, 2020 through November 30, 2020, and by AXS Investments LLC for the period December 1, 2020 through March 5, 2021, which received investment management fees for their services pursuant to the terms of the investment advisory agreements for the Alternative Value Predecessor Fund and the Market Neutral Predecessor Fund. The investment advisory fees were computed and accrued daily and paid monthly at an annual rate of 0.65% of the Alternative Value Predecessor Fund’s average daily net assets and 1.40% of the Market Neutral Predecessor Fund’s average daily net assets. Cognios and AXS Investments LLC had contractually agreed to waive its fee and, if necessary, to absorb other operating expenses to ensure that total annual operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.10% and 0.85% of the average daily net assets of Investor Class and Institutional Class shares, respectively, of the Alternative Value Predecessor Fund and do not exceed 1.70% and 1.45% of the average daily net assets of Investor Class and Institutional Class shares, respectively, of the Market Neutral Predecessor Fund.

For the period July 1, 2021 through September 30, 2021, the Advisor waived advisory fees and absorbed other expenses totaling $22,808 and $27,485 for the Alternative Value and Market Neutral Fund, respectively. The Advisor may recover from the Alternative Value and Market Neutral Funds’ fees and/or expenses previously waived and/or absorbed if the Alternative Value and Market Neutral Funds’ expense ratio, including the recovered expenses, falls below the expense limit at which it was waived. The Alternative Value and Market Neutral Funds’ advisor is permitted to seek reimbursement from each Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three years after the date of the waiver or payment. This reimbursement may be requested from the Funds if the reimbursement will not cause the Alternative Value and Market Neutral Funds’ annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or payments made, or (b) the expense limitation amount in effect at the time of the reimbursement. The Advisor may recapture all or a portion of this amount no later than the date stated below:

	Alternative Value Fund	Market Neutral Fund
June 30, 2024	$204,502	$255,480
September 30, 2024	22,808	27,485
Total	$227,310	$282,965

71

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NOTES TO FINANCIAL STATEMENTS - Continued

September 30, 2021

Cognios is permitted to seek reimbursement, subject to certain limitations, of fees waived or payments made by Cognios to the Alternative Value Predecessor Fund and the Market Neutral Predecessor Fund prior to the reorganization on March 5, 2021, for a period ending three years after the date of the waiver of payment Such reimbursement may be requested from each Fund if the reimbursement will not cause the Fund’s annual expense ratios to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or payments made, or (b) the expense limitation amount in effect at the time of the reimbursements. Reimbursements of fees waived or payments made will be made on a “first in, first out” basis so that the oldest fees waived or payments are satisfied first. Any reimbursements of fees waived or payments made by Cognios to the Alternative Value Predecessor Fund and Market Neutral Predecessor Fund prior to the reorganization must be approved by the Trust’s Board of Trustees. Cognios may recapture all or a portion of this amount no later than June 30 of the years of the dates stated below:

	Alternative Value Fund	Market Neutral Fund
2022	$175,817	$322,356
2023	203,862	336,109
2024	85,816	130,522
Total	$465,495	$788,987

UMB Fund Services, Inc. (“UMBFS”) serves as the Funds’ fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Funds’ other co-administrator. UMB Bank, N.A., an affiliate of UMBFS, serves as the Funds’ custodian. For the period January 22, 2021 to September 30, 2021, the Merger Fund paid UMBFS $65,837 and UMB Bank, N.A. $12,325. For the period March 6, 2021 to June 30, 2021, the Alternative Value Fund and Market Neutral Fund paid UMBFS $30,626 and $36,336, respectively, and UMB Bank, N.A. $9,420 and $10,907, respectively.

Prior to the close of business on January 22, 2021, Fund Services served as the administrator, fund accountant, and transfer agent to the Merger Predecessor Fund and U.S. Bank N.A. served as the Merger Predecessor Fund’s Custodian. For the period January 1, 2021 to January 22, 2021, the Merger Predecessor Fund paid Fund Services $11,520 and U.S. Bank, N.A. $1,457.

Prior to the close of business on March 5, 2021, M3Sixty Administration, LLC (“M3Sixty”) served as administrator, fund accountant, and transfer agent to the Alternative Value and Market Neutral Predecessor Funds and MUFG Union Bank, N.A. (“MUFG”) served as the Alternative Value and Market Neutral Predecessor Funds’ Custodian. For the period July 1, 2020 to March 5, 2021, the Alternative Value Predecessor Fund and Market Neutral Predecessor Fund paid M3Sixty $73,193 and $113,887, respectively, and MUFG $15,208 and $11,580, respectively.

The Fund’s allocated fees incurred for fund accounting, fund administration, transfer agency and custody services for the periods ended September 30, 2021, are reported on the Statements of Operations.

IMST Distributors, LLC serves as the Funds’ distributor (the “Distributor”). The Distributor does not receive compensation from the Funds for its distribution services; the Advisor pays the Distributor a fee for its distribution related services.

Prior to the close of business on January 22, 2021, Compass Distributors, LLC served as the Merger Predecessor Fund’s distributor. Prior to the close of business on March 5, 2021, ALPS Distributors, Inc. (“ALPS”) served as distributor to the Alternative Value and Market Neutral Predecessor Funds.

72

AXS Funds

NOTES TO FINANCIAL STATEMENTS - Continued

September 30, 2021

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Funds do not compensate trustees and officers affiliated with the Funds’ co-administrators. For the periods ended September 30, 2021, the Funds’ allocated fees incurred to Trustees who are not affiliated with the Funds’ co-administrators are reported on the Statements of Operations. The amount shown as “Fees paid indirectly” on the Statements of Operations is a portion of the Trustees fees paid by the Trust’s Co-Administrators.

For the period November 1, 2020 to September 30, 2021, the All Terrain Opportunity Fund paid its Trustees who are not affiliated with the Fund $11,425.

For the period January 23, 2021 to September 30, 2021, the Merger Fund paid its Trustees who are not affiliated with the Fund $12,724. For the period January 1, 2021 to January 22, 2021, the Merger Fund Predecessor Fund paid its Trustees who are not affiliated with the Funds $6.

For the period July 1, 2021 to September 30, 2021, the Alternative Value Fund and Market Neutral Fund paid its Trustees who are not affiliated with the Funds $88 and $829 respectively. For the period March 6, 2021 to June 30, 2021, the Alternative Value Fund and Market Neutral Fund paid its Trustees who are not affiliated with the Funds $2,345 and $3,024, respectively. For the period July 1, 2020 to March 5, 2021, the Alternative Value Predecessor Fund and Market Neutral Predecessor Fund paid its Trustees who are not affiliated with the Funds $11,417 and $11,417, respectively.

The Funds’ Board of Trustees has adopted a Deferred Compensation Plan (the “Plan”) for the Independent Trustees that enables Trustees to elect to receive payment in cash or the option to select various fund(s) in the Trust in which their deferred accounts shall be deemed to be invested. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account. The Funds’ liability for these amounts is adjusted for market value changes in the invested fund and remains a liability to the Funds until distributed in accordance with the Plan.  The Trustees’ Deferred compensation liability under the Plan constitutes a general unsecured obligation of the Funds and is disclosed in the Statements of Assets and Liabilities.  Contributions made under the plan and the change in unrealized appreciation/depreciation and income are included in the Trustees’ fees and expenses in the Statements of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. For the period January 23, 2021 to September 30, 2021, the Merger Fund paid the CCO $7,030. For the period March 6, 2021 to June 30, 2021, the Alternative Value Fund and Market Neutral Fund paid the CCO $2,380 and $3,054, respectively. Prior to the close of business on January 22, 2021, Fund Services served as the Merger Predecessor Fund’s CCO. For the period January 1, 2021 to January 22, 2021, the Merger Predecessor Fund paid the CCO $1,250. Prior to the close of business on March 5, 2021, M3Sixty served as the CCO to the Alternative Value Predecessor and Market Neutral Predecessor Fund. For the period July 1, 2020 to March 5, 2021, the Alternative Value Predecessor Fund and Market Neutral Predecessor Fund paid the CCO $12,242 and $12,242, respectively. The Funds’ allocated fees incurred for CCO services for the periods ended September 30, 2021, are reported on the Statements of Operations.

73

AXS Funds

NOTES TO FINANCIAL STATEMENTS - Continued

September 30, 2021

Note 4 – Federal Income Taxes

At September 30, 2021, gross unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes were as follows:

	All Terrain Opportunity Fund	Merger Fund	Alternative Value Fund	Market Neutral Fund
Cost of investments	$25,040,784	$43,498,693	$1,981,766	$4,977,768

Gross unrealized appreciation	$97,078	$6,026,572	$204,553	$1,844,081
Gross unrealized depreciation	(480,748)	(7,916,203)	(66,390)	(2,279,446)
Net unrealized appreciation (depreciation) on investments	$(383,670)	$(1,889,631)	$138,163	$(435,365)

At June 30, 2021, gross unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes were as follows:

Market Neutral Fund
Cost of investments	$6,455,889

Gross unrealized appreciation	$2,650,899
Gross unrealized depreciation	(2,886,596)
Net unrealized depreciation on investments	$(235,697)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the periods ended September 30, 2021 and June 30, 2021, permanent differences in book and tax accounting have been reclassified to paid-in capital and total distributable earnings (loss) as follows:

	Increase (Decrease)
September 30, 2021	Paid-in Capital	Total Distributable Earnings (Loss)
All Terrain Opportunity Fund	$2,039	$(2,039)
Merger Fund	-	-
Alternative Value Fund	-	-

June 30, 2021
Market Neutral Fund	(610,483)	610,483

74

AXS Funds

NOTES TO FINANCIAL STATEMENTS - Continued

September 30, 2021

The components of accumulated earnings (deficit) on a tax basis were as follows:

	As of September 30, 2021			As of June 30, 2021*
	All Terrain Opportunity Fund	Merger Fund	Alternative Value Fund	Market Neutral Fund
Undistributed ordinary income	$1,256,458	$491,178	$26,239	$-
Undistributed long-term capital gains	102,701	119,242	34,965	-
Tax accumulated earnings	1,359,159	610,420	61,204	-

Accumulated capital and other losses	-	-	-	(5,154,319)
Unrealized appreciation (depreciation) on investments	(383,670)	(1,889,631)	138,163	(235,697)
Unrealized appreciation on foreign currency translations	-	72,008	-	-
Unrealized Trustees’ deferred compensation	(18,755)	(3,034)	(48)	(290)
Total accumulated earnings (deficit)	$956,734	$(1,210,237)	$199,319	$(5,390,306)

*	The Fund’s tax year end is June 30th.

The tax character of the distributions paid during the periods ended September 30, 2021 and for the years ended October 31, 2020, October 31, 2019, December 31, 2020, December 31, 2019, June 30, 2021, and June 30, 2020 were as follows:

	All Terrain Opportunity Fund
	September 30, 2021	October 31, 2020	October 31, 2019
Distributions paid from:
Ordinary income	$885,670	$1,401,286	$1,382,850
Net long-term capital gains	11,884	-	517,983
Total distributions paid	$897,554	$1,401,286	$1,900,833

	Merger Fund
	September 30, 2021	December 31, 2020	December 31, 2019
Distributions paid from:
Ordinary income	$-	$1,778,629	$6,465,164
Net long-term capital gains	-	203,569	838,611
Total distributions paid	$-	$1,982,198	$7,303,775

75

AXS Funds

NOTES TO FINANCIAL STATEMENTS - Continued

September 30, 2021

	Alternative Value Fund
	September 30, 2021	June 30, 2021	June 30, 2020
Distributions paid from:
Ordinary income	$-	$137,764	$771,689
Net long-term capital gains	-	-	1,209,901
Total distributions paid	$-	$137,764	$1,981,590

Market Neutral Fund
	June 30, 2021	June 30, 2020
Distributions paid from:
Ordinary income	$-	$-
Net long-term capital gains	-	-
Total distributions paid	$-	$-

As of September 30, 2021, the Funds had net capital loss carryovers as follows:

	All Terrain Opportunity Fund	Merger Fund	Alternative Value Fund
Not subject to expiration:
Short-term	$-	$-	$-
Long-term	-	-	-
Total	$-	$-	$-

As of June 30, 2021, the Market Neutral Fund had net capital loss carryovers as follows:

Market Neutral Fund
Not subject to expiration:
Short-term	$5,154,319
Long-term	-
Total	$5,154,319

The Alternative Value Fund had utilized non-expiring capital loss carry overs totaling $2,162.

Note 5 – Redemption Fee

The Funds may impose a redemption fee of 1.00% of the total redemption amount on all shares redeemed within 60 or 30 days of purchase. These Funds received redemption fees as follows:

	Period Ended September 30, 2021	Year Ended October 31, 2020	Year Ended October 31,2019
All Terrain Opportunity Fund	$50	$-	$50

76

AXS Funds

NOTES TO FINANCIAL STATEMENTS - Continued

September 30, 2021

	Period Ended September 30, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Merger Fund	$1,517	$-	$-

	Period Ended September 30, 2021	Year Ended June 30, 2021	Year Ended June 30, 2020
Alternative Value Fund	$997	$382	$-
Market Neutral Fund	-	2,406	-

Note 6 – Investment Transactions

For the periods ended September 30, 2021, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, short-term U.S. Government securities and options contracts were as follows:

	Purchases	Sales	Proceeds from Securities Sold Short	Cover Short Securities
All Terrain Opportunity Fund	$147,712,764	$135,514,840	$-	$-
Merger Fund	156,248,337	157,517,885	56,747,301	46,595,435
Alternative Value Fund	484,532	112,470	-	-
Market Neutral Fund	2,222,748	5,816,013	1,462,327	3,429,619

Note 7 – Shareholder Servicing Plan

The Trust, on behalf of the All Terrain Opportunity Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.10% of average daily net assets attributable to Institutional Class shares to shareholder servicing agents who provide administrative and support services to their customers.

For the periods ended September 30, 2021, shareholder servicing fees incurred are disclosed on the Statements of Operations.

Note 8 – Distribution Plan

The Trust, on behalf of each Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act that allows each Fund to pay distribution fees for the sale and distribution of its shares.  With respect to Investor Class shares, the Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of average daily net assets. Class I Shares are not subject to any distribution or service fees under the Plan.

Prior to the close of business on January 22, 2021, the Merger Predecessor Fund adopted a distribution plan pursuant to Rule 12b-1 with respect to Investor Class shares. Pursuant to the Plan, the Merger Predecessor Fund paid Compass Distributors, LLC an annual rate of up to 0.25% average daily net assets of the Fund’s Investor Class shares.

For the period January 1, 2021 to January 22, 2021, the Fund paid Compass Distributors, LLC $246 under the Predecessor Fund’s distribution plan. For the periods ended September 30, 2021, distribution fees incurred are disclosed on the Statements of Operations.

Prior to the close of business on March 5, 2021, the Alternative Value Predecessor Fund and Market Neutral Predecessor Fund adopted a distribution plan pursuant to Rule 12b-1 with respect to Investor Class shares. Institutional Class shares did not pay any distribution fees. For the period July 1, 2020 to March 5, 2021, the Alternative Value Predecessor Fund and Market Neutral Predecessor Fund paid ALPS $758 and $9,272, respectively, with respect to Investor Class shares under the Predecessor Funds’ distribution plan. For the periods ended September 30, 2021, distribution fees incurred are disclosed on the Statements of Operations.

77

AXS Funds

NOTES TO FINANCIAL STATEMENTS - Continued

September 30, 2021

Note 9 – Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations, which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred.  However, the Funds expect the risk of loss to be remote.

Note 10 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Funds’ investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

78

AXS Funds

NOTES TO FINANCIAL STATEMENTS - Continued

September 30, 2021

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of September 30, 2021, in valuing the Funds’ assets carried at fair value:

All Terrain Opportunity Fund	Level 1	Level 2*	Level 3*	Total
Investments
Common Stock[1]	$674,402	$-	$-	$674,402
Exchange-Traded Funds[1]	7,398,568	-	-	7,398,568
Mutual Funds[1]	8,639,829	-	-	8,639,829
Short-Term Investments	7,920,915	-	-	7,920,915
Total Investments	24,633,714	-	-	24,633,714
Purchased Options Contracts	23,400	-	-	23,400
Total Investments and Purchased Options Contracts	$24,657,114	$-	$-	$24,657,114

Merger Fund	Level 1	Level 2*	Level 3*	Total
Assets
Investments
Common Stocks[1]	$63,912,811	$-	$-	$63,912,811
Short-Term Investments	20,706,379	-	-	20,706,379
Total Investments	84,619,190	-	-	84,619,190
Purchased Options Contracts	29,890	-	-	29,890
Total Investments and Purchased Options Contracts	$84,649,080	$-	$-	$84,649,080

Liabilities
Securities Sold Short
Common Stocks[1]	$43,002,043	$-	$-	$43,002,043
Total Securities Sold Short	43,002,043	-	-	43,002,043
Written Options Contracts	37,975	-	-	37,975
Total Securities Sold Short and Written Options Contracts	$43,040,018	$-	$-	$43,040,018

Alternative Value Fund	Level 1	Level 2*	Level 3*	Total
Investments
Common Stocks[1]	$2,092,685	$-	$-	$2,092,685
Short-Term Investments	27,244	-	-	27,244
Total Investments	$2,119,929	$-	$-	$2,119,929

79

AXS Funds

NOTES TO FINANCIAL STATEMENTS - Continued

September 30, 2021

Market Neutral Fund	Level 1	Level 2*	Level 3*	Total
Assets
Investments
Common Stocks[1]	$13,210,588	$-	$-	$13,210,588
Short-Term Investments	59,402	-	-	59,402
Total Investments	$13,269,990	$-	$-	$13,269,990

Liabilities
Securities Sold Short
Common Stocks[1]	$8,727,587	$-	$-	$8,727,587
Total Securities Sold Short	$8,727,587	$-	$-	$8,727,587

[1]	For a detailed break-out of common stocks, exchange-traded funds, mutual funds, and securities sold short by major industry classification, please refer to the Schedules of Investments.
*	The Funds did not hold any Level 2 or 3 securities at period end.

Note 11 – Derivatives and Hedging Disclosures

Derivatives and Hedging requires enhanced disclosures about the All Terrain Opportunity Fund’s and the Merger Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Merger Fund’s financial position, performance and cash flows. The All Terrain Opportunity Fund and the Merger Fund invested in options contracts during the periods ended September 30, 2021.

The effects of these derivative instruments on the All Terrain Opportunity Fund’s and the Merger Fund’s financial position and financial performance as reflected in the Statements of Assets and Liabilities and Statements of Operations are presented in the tables below. The fair values of derivative instruments, as of September 30, 2021, by risk category are as follows:

All Terrain Opportunity Fund
	Asset Derivatives
Derivatives not designated as hedging instruments	Statement of Asset and Liabilities Location	Value
Equity contracts	Purchased options contracts, at value	$23,400
Total		$23,400

80

AXS Funds

NOTES TO FINANCIAL STATEMENTS - Continued

September 30, 2021

Merger Fund
	Asset Derivatives		Liability Derivatives
Derivatives not designated as hedging instruments	Statement of Asset and Liabilities Location	Value	Statement of Asset and Liabilities Location	Value
Equity contracts	Purchased options contracts, at value	$29,890	Written options contracts, at value	$37,975
Total		$29,890		$37,975

The effects of derivative instruments on the Statements of Operations for the periods ended September 30, 2021 are as follows:

All Terrain Opportunity Fund
Amount of Realized Gain on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Purchased Options Contracts
Equity contracts	$135,014
Total	$135,014

Merger Fund
Amount of Realized Gain on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Written Options Contracts
Equity contracts	$90,799
Total	$90,799

All Terrain Opportunity Fund
Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Purchased Options Contracts
Equity contracts	$(19,004)
Total	$(19,004)

Merger Fund
Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Purchased Options Contracts	Written Options Contracts
Equity contracts	$(6,911)	$(837)
Total	$(6,911)	$(837)

The notional amount is included on the Schedules of Investments. The quarterly average volumes of derivative instruments as of September 30, 2021 are as follows:

All Terrain Opportunity Fund
Derivatives not designated as hedging instruments	Written Options Contracts
Equity contracts	$1,030,000

81

AXS Funds

NOTES TO FINANCIAL STATEMENTS - Continued

September 30, 2021

Merger Fund
Derivatives not designated as hedging instruments	Purchased Options Contracts	Written Options Contracts
Equity contracts	$1,570,250	$(3,214,688)

Note 12 – Borrowing

The Alternative Value Fund and Market Neutral Fund have entered into a borrowing agreement with BNP Paribas (acting through its New York Branch). The Funds may borrow amounts up to one-third of the value of its assets. The Alternative Value Fund and Market Neutral Fund are charged interest of the bank’s prime rate plus 1.25% and 1.00%, respectively, for borrowing under this agreement. Interest expense for the periods ended September 30, 2021, is disclosed on the Statements of Operations, if applicable. Credit facility activity for the period ended September 30, 2021, was as follows:

	Alternative Value Fund	Market Neutral Fund
Maximum available credit	$855,530	$7,824,782
Largest amount outstanding on an individual day	633,863	6,227,549
Average daily loan outstanding	482,622	4,737,916
Credit facility outstanding as of September 30, 2021	633,863	3,898,386
Average interest rate when in use	1.325%	1.075%
Interest	$1,638	$13,578

Note 13 – COVID-19 Risks

In early 2020, an outbreak of a novel strain of coronavirus (COVID-19) emerged globally. This coronavirus has resulted in closing international borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general public concern and uncertainty. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. The future impact of COVID-19 is currently unknown, and it may exacerbate other risks that apply to the Funds, including political, social and economic risks. Any such impact could adversely affect the Funds’ performance, the performance of the securities in which the Funds invest and may lead to losses on your investment in the Funds. The ultimate impact of COVID-19 on the financial performance of the Funds’ investments is not reasonably estimable at this time.

Note 14 – Events Subsequent to the Fiscal Period End

The Funds have adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Funds’ related events and transactions that occurred through the date of issuance of the Funds’ financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Funds’ financial statements.

82

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Investment Managers Series Trust II and

Shareholders of AXS Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of AXS All Terrain Opportunity Fund, AXS Merger Fund, AXS Alternative Value Fund and AXS Market Neutral Fund (the “Funds”), each a series of Investment Managers Series Trust II (the “Trust”), including the schedules of investments, as of September 30, 2021, the related statements of operations, the statements of cash flows, the statements of changes in net assets and the financial highlights for the periods indicated in the table below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of September 30, 2021, the results of their operations and their cash flows for the period then ended, the changes in their net assets and their financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund	Statement of Operations	Statement of Cash Flows	Statements of Changes in Net Assets	Financial Highlights
AXS All Terrain Opportunity Fund	For the Period November 1, 2020 through September 30, 2021 and the year ended October 31, 2020	N/A	For the Period November 1, 2020 through September 30, 2021and for each of the two years ended October 31, 2020	For the Period November 1, 2020 through September 30, 2021and for each of the five years in the period ended October 31, 2020
AXS Merger Fund	For the Period January 1, 2021 through September 30, 2021 and the year ended December 31, 2020	For the Period January 1, 2021 through September 30, 2021 and the year ended December 31, 2020	For the Period January 1, 2021 through September 30, 2021and for each of the two years ended December 31, 2020	For the Period January 1, 2021 through September 30, 2021and for each of the five years in the period ended December 31, 2020
AXS Alternative Value Fund	For the Period July 1, 2021 through September 30, 2021 and the year ended June 30, 2021	N/A	For the Period July 1, 2021 through September 30, 2021 and the year ended June 30, 2021	For the Period July 1, 2021 through September 30, 2021 and the year ended June 30, 2021
AXS Market Neutral Fund	For the Period July 1, 2021 through September 30, 2021 and the year ended June 30, 2021	For the Period July 1, 2021 through September 30, 2021 and the year ended June 30, 2021	For the Period July 1, 2021 through September 30, 2021 and the year ended June 30, 2021	For the Period July 1, 2021 through September 30, 2021 and the year ended June 30, 2021

83

With respect to the AXS Alternative Value Fund, the statement of changes in net assets for the year ended June 30, 2020 and the financial highlights for each of the three years in the period ended June 30, 2020 and for the period October 3, 2016 through June 30, 2017 were audited by other auditors, and in their opinions dated August 31, 2020 and August 29, 2017, they expressed unqualified opinions on said financial statements and financial highlights. With respect to the AXS Market Neutral Fund, the statement of changes in net assets for the year ended June 30, 2020 and the financial highlights for each of the two years in the period ended June 30, 2020, for the period October 1, 2017 through June 30, 2018 and for the two years in the period ended September 30, 2017 were audited by other auditors, and in their opinions dated August 31, 2020 and November 29, 2017, they expressed unqualified opinions on said financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2013.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies were not received.. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
November 29, 2021

84

AXS Funds

SUPPLEMENTAL INFORMATION (Unaudited)

Change in Auditor Disclosure

On October 20, 2020, the Audit Committee of Investment Series Trust II (“Committee”) appointed Tait, Weller & Baker LLP (“TWB”) as the Alternative Value and Market Neutral Funds’ independent registered public accounting firm upon the reorganization of the Predecessor Funds for the fiscal period ended June 30, 2021.

BBD, LLP (“BBD”) reports on the Predecessor Funds’ financial statements for the periods prior to June 30, 2021 did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

During the periods ended prior to June 30, 2021, neither the Funds nor anyone on its behalf has consulted with BBD regarding; (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Funds’ financial statements, and neither a written report was provided to the Funds nor oral advice was provided that BBD concluded was an important factor considered by the Funds in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement (as that term is defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as that term is defined in Item 304 (a)(1)(v) of Regulation S-K).

Corporate Dividends Received Deduction

For the year ended September 30, 2021, the All Terrain Opportunity Fund had 0.62% of the dividends to be paid from net investment income, including short-term capital gains from the Fund (if any), are designated as dividends received deduction available to corporate shareholders.

For the year ended September 30, 2021, the All Terrain Opportunity Fund designates $11,884 as long-term capital gain dividends.

Qualified Dividend Income

For the year ended September 30, 2021, the All Terrain Opportunity Fund had 1.34% of dividends paid from net investment income, including short-term capital gains from the Fund (if any), designated as qualified dividend income.

Trustees and Officers Information

Additional information about the Trustees is included in the Funds’ Statement of Additional Information which is available, without charge, upon request by calling (833) 297-2587. The Trustees and officers of the Funds and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years[e]
Independent Trustee:
Thomas Knipper, CPA [a] (Born 1957) Trustee	Since September 2013	Vice President and Chief Compliance Officer, Ameritas Investment Partners, a registered investment advisor (1995 – present).	12	None.

85

AXS Funds

SUPPLEMENTAL INFORMATION (Unaudited) – Continued

Independent Trustees:
Kathleen K. Shkuda [a] (born 1951) Trustee	Since September 2013	Zigzag Consulting, a financial services consulting firm (2008 – present). Director, Managed Accounts, Merrill Lynch (2007-2008).	12	None.
Larry D. Tashjian [a] (born 1953) Trustee and Chairman of the Board	Since September 2013	Principal, CAM Capital Advisors, a family office (2001 – present).	12	General Finance Corporation.
John P. Zader [a] (born 1961) Trustee	Since September 2013	Retired (June 2014 – present); CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund (December 2006 – June 2014); President, Investment Managers Series Trust (December 2007 - June 2014).	12	Investment Managers Series Trust, a registered investment company (includes 53 portfolios), and 361 Social Infrastructure Fund, a closed-end investment company.
Interested Trustee:
Eric M. Banhazl b† (born 1957) Trustee	Since September 2013	Chairman (2016 – present), and President (2006 – 2015), Mutual Fund Administration, LLC, co-administrator for the Fund. Chairman (2018 – present), Foothill Capital Management, LLC, a registered investment advisor.	12	Investment Managers Series Trust, a registered investment company (includes 53 portfolios), and 361 Social Infrastructure Fund, a closed-end investment company.

86

AXS Funds

SUPPLEMENTAL INFORMATION (Unaudited) – Continued

Interested Trustee:
Terrance P. Gallagher a* (born 1958) Trustee and President	Since July 2019	President, Investment Managers Series Trust II (September 2013 – present); Executive Vice President, UMB Fund Services, Inc. (2007 – present). Director of Compliance, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2004 – 2007).	12

Cliffwater Corporate Lending Fund, Agility Multi-Asset Income Fund, Corbin Multi-Strategy Fund, Aspiriant Risk-Managed Real Asset Fund, Aspiriant Risk-Managed Capital Appreciation Fund, Infinity Core Alternative Fund, Infinity Long/Short Equity Fund, LLC, Keystone Private Income Fund, First Trust Alternative Opportunities Fund, and Variant Alternative Income Fund, each a closed-end investment company.

Officers of the Trust:
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since September 2013

Treasurer, 361 Social Infrastructure Fund (December 2019 – present); Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – present); Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC.

			N/A	N/A
Joy Ausili [b] (born 1966) Vice President and Assistant Secretary	Since January 2016

Vice President and Assistant Secretary, 361 Social Infrastructure Fund (December 2019 – present); Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – present); Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC; Secretary and Assistant Treasurer, Investment Managers Series Trust (September 2013 – January 2016).

			N/A	N/A

87

AXS Funds

SUPPLEMENTAL INFORMATION (Unaudited) – Continued

Officers of the Trust:
Diane Drake [b] (born 1967) Secretary	Since January 2016

Secretary, 361 Social Infrastructure Fund (December 2019 – present); Senior Counsel, Mutual Fund Administration, LLC (October 2015 – present); Chief Compliance Officer, Foothill Capital Management, LLC, a registered investment advisor (2018 – 2019).

		N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since September 2013

Principal, Dziura Compliance Consulting, LLC (October 2014 - present). Managing Director, Cipperman Compliance Services (2010 – September 2014). Chief Compliance Officer, Hanlon Investment Management

(2009 - 2010). Vice President − Compliance, Morgan Stanley Investment Management (2000 − 2009).

		N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740. Address for Mr. Dziura: 309 Woodridge Lane, Media, Pennsylvania 19063.
c	Trustees and officers serve until their successors have been duly elected.
d	The Trust is comprised of 21 series managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Funds managed by the same investment advisor. The Funds’ investment advisor also serves as the investment advisor to the AXS Alternative Growth Fund, AXS Multi-Strategy Alternatives Fund, AXS Chesapeake Strategy Fund, AXS Aspect Core Diversified Strategy Fund, AXS Managed Futures Strategy Fund, AXS Sustainable Fund, AXS Thomson Reuters Venture Capital Return Tracker and AXS Thomson Reuters Private Equity Return Tracker Fund which are offered in separate prospectus. The Funds do not hold themselves out as related to any other series within the Trust, for purposes of investment and investor services.
e	“Other Directorships Held” includes only directorship of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended (that is, “public companies”) or other investment companies registered under the 1940 Act.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position with Mutual Fund Administration, LLC and Foothill Capital Management, LLC.
*	Mr. Gallagher is an “interested person” of the Trust by virtue of his position with UMB Fund Services, Inc.

88

AXS Funds

EXPENSE EXAMPLES

For the Periods Ended September 30, 2021 (Unaudited)

Expense Examples

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees; distribution and/or 12b-1 fees (Investor Class shares only) and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2021 to September 30, 2021.

The All Terrain Opportunity Fund’s Actual Performance examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2021 to September 30, 2021.

The Alternative Value Fund’s and Market Neutral Fund’s Actual Performance examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2021 to September 30, 2021.

Actual Expenses

The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

All Terrain Opportunity Fund		Beginning Account Value	Ending Account Value	Expenses Paid During Period
		5/1/21	9/30/21	5/1/21* – 9/30/21
Investor Class	Actual Performance**	$ 1,000.00	$983.00	$6.65
		4/1/21	9/30/21	4/1/21 – 9/30/21
	Hypothetical (5% annual return before expenses)***	1,000.00	1,017.05	8.09

*	Fiscal year end changed effective August 1, 2021.
**	Expenses are equal to the Fund’s annualized expense ratios of 1.60%, multiplied by the average account values over the period, multiplied by 153/365 (to reflect the five-month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.
***	Expenses are equal to the Fund’s annualized expense ratios of 1.60%, multiplied by the average account values over the period, multiplied by 183/365 (to reflect the six-month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.
89

AXS Funds

EXPENSE EXAMPLES - Continued

For the Periods Ended September 30, 2021 (Unaudited)

Merger Fund		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		4/1/21	9/30/21	4/1/21 – 9/30/21
Investor Class	Actual Performance	$ 1,000.00	$995.20	$13.31
	Hypothetical (5% annual return before expenses)	1,000.00	1,011.72	13.42
Class I	Actual Performance	1,000.00	996.20	12.06
	Hypothetical (5% annual return before expenses)	1,000.00	1,012.99	12.16

*	Expenses are equal to the Fund’s annualized expense ratios of 2.66% and 2.41% for Investor Class shares and Class I shares, respectively, multiplied by the average account values over the period, multiplied by 183/365 (to reflect the six-month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

Alternative Value Fund		Beginning Account Value	Ending Account Value	Expenses Paid During Period
		7/1/21*	9/30/21	7/1/21* – 9/30/21
Investor Class	Actual Performance**	$1,000.00	$976.40	$ 3.91
Class I	Actual Performance**	1,000.00	976.40	3.28
		4/1/21	9/30/21	4/1/21 – 9/30/21
Investor Class	Hypothetical (5% annual return before expenses)***	1,000.00	1,017.20	7.93
Class I	Hypothetical (5% annual return before expenses)***	1,000.00	1,018.46	6.67

*	Fiscal year end changed effective July 1, 2021.
**	Expenses are equal to the Fund’s annualized expense ratio of 1.57% and 1.32% for Investor Class shares and Class I shares, respectively, multiplied by the average account value over the period, multiplied by 92/365 (to reflect the period ended). The expense ratios reflect an expense waiver and other expenses absorbed. Assumes all dividends and distributions were reinvested.
***	Expenses are equal to the Fund’s annualized expense ratio of 1.57% and 1.32% for Investor Class shares and Class I shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the six month period). The expense ratios reflect an expense waiver and other expenses absorbed. Assumes all dividends and distributions were reinvested.

90

AXS Funds

EXPENSE EXAMPLES - Continued

For the Periods Ended September 30, 2021 (Unaudited)

Market Neutral Fund		Beginning Account Value	Ending Account Value	Expenses Paid During Period
		7/1/21*	9/30/21	7/1/21* – 9/30/21
Investor Class	Actual Performance**	$1,000.00	$988.10	$ 10.92
Class I	Actual Performance**	1,000.00	987.40	10.29
		4/1/21	9/30/21	4/1/21 – 9/30/21
Investor Class	Hypothetical (5% annual return before expenses)***	1,000.00	1,003.22	21.88
Class I	Hypothetical (5% annual return before expenses)***	1,000.00	1,004.47	20.64

*	Fiscal year end changed effective July 1, 2021.
**	Expenses are equal to the Fund’s annualized expense ratio of 4.36% and 4.11% for Investor Class shares and Class I shares, respectively, multiplied by the average account value over the period, multiplied by 92/365 (to reflect the period ended). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.
***	Expenses are equal to the Fund’s annualized expense ratio of 4.36% and 4.11% for Investor Class shares and Class I shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.
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AXS Funds

Each a series of Investment Managers Series Trust II

Investment Advisor

AXS Investments LLC

181 Westchester Avenue, Unit 402

Port Chester, New York 10573

Sub-Advisor

Quantitative Value Technologies, LLC dba Cognios Capital

3965 West 83rd Street, Suite 348

Prairie Village, Kansas 66208

Sub-Advisor

Kellner Management, L.P.

900 Third Avenue, Suite 1401

New York, New York 10022

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

Two Liberty Place

50 South 16th Street, Suite 2900

Philadelphia, Pennsylvania 19102

Custodian

UMB Bank, n.a.

928 Grand Boulevard, 5th Floor

Kansas City, Missouri 64106

Fund Co-Administrator

Mutual Fund Administration, LLC

2220 E. Route 66, Suite 226

Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant

UMB Fund Services, Inc.

235 W. Galena Street

Milwaukee, Wisconsin 53212

Distributor

IMST Distributors, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
AXS All Terrain Opportunity Fund – Institutional Class	TERIX	46141T 406
AXS Merger Fund – Investor Class	GAKAX	46141T 216
AXS Merger Fund – Class I	GAKIX	46141T 190
AXS Alternative Value Fund – Investor Class	COGLX	46141T 240
AXS Alternative Value Fund – Class I	COGVX	46141T 257
AXS Market Neutral Fund – Investor Class	COGMX	46141T 224
AXS Market Neutral Fund – Class I	COGIX	46141T 232

Privacy Principles of the AXS Funds for Shareholders

The Funds are committed to maintaining the privacy of their shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds. The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the AXS Funds for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

Proxy Voting

The Funds’ proxy voting policies and procedures, as well as information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, are available, without charge and upon request by calling (833) 297-2587 or on the SEC’s website at www.sec.gov.

Fund Portfolio Holdings

The Funds file a complete schedule of their portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the Funds’ Form N-PORT on the SEC’s website at www.sec.gov.

Prior to the use of Form N-PORT, the Funds filed their complete schedule of portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses and notice of annual and semi-annual reports availability and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (833) 297-2587.

AXS Funds

P.O. Box 2175

Milwaukee, WI 53201

Toll Free: (833) 297-2587

Item 1. Report to Stockholders (Continued).

(b) Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-833-297-2587.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant has the following “audit committee financial experts” as defined in Item 3(b) of Form N-CSR serving on its Audit Committee: Messrs. Thomas Knipper and John P. Zader.  The audit committee financial experts are “independent” as that term is defined in Item 3(a)(2) of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

AXS All Terrain Opportunity Fund	FYE 9/30/2021	FYE 10/31/2020
Audit Fees	$12,500	$12,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	$2,500
All Other Fees	N/A	N/A

AXS Alternative Value Fund	FYE 9/30/2021	FYE 6/30/2021
Audit Fees	$12,500	$12,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	$2,500
All Other Fees	N/A	N/A

AXS Market Neutral Fund	FYE 9/30/2021	FYE 6/30/2021
Audit Fees	$12,500	$12,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	$2,500
All Other Fees	N/A	N/A

AXS Merger Fund	FYE 9/30/2021	FYE 12/31/2020
Audit Fees	$12,500	$21,200
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	$3,600
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

AXS All Terrain Opportunity Fund	FYE 9/30/2021	FYE 10/31/2020
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

AXS Alternative Value Fund	FYE 9/30/2021	FYE 6/30/2021
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

AXS Market Neutral Fund	FYE 9/30/2021	FYE 6/30/2021
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

AXS Merger Fund	FYE 9/30/2021	FYE 12/31/2020
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

AXS All Terrain Opportunity Fund
Non-Audit Related Fees	FYE 9/30/2021	FYE 10/31/2020
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

AXS Alternative Value Fund
Non-Audit Related Fees	FYE 9/30/2021	FYE 6/30/2021
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

AXS Market Neutral Fund
Non-Audit Related Fees	FYE 9/30/2021	FYE 6/30/2021
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

AXS Merger Fund
Non-Audit Related Fees	FYE 9/30/2021	FYE 12/31/2020
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)	Not applicable.

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed June 8, 2018.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust II

By (Signature and Title)	/s/ Terrance Gallagher
Terrance Gallagher, President/Chief Executive Officer

Date	12/9/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Terrance Gallagher
Terrance Gallagher, President/Chief Executive Officer

Date	12/9/2021

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer/Chief Financial Officer

Date	12/9/2021